UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10603

Western Asset Premier Bond Fund

(Exact name of registrant as specified in charter)

One Madison Avenue, 17th Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

ITEM 1.	REPORT TO STOCKHOLDERS

(a) The Report to Shareholders is filed herewith

Annual Report
December 31, 2025

WESTERN ASSET
PREMIER BOND FUND (WEA)

Fund objective
The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.
Under normal market conditions, the Fund expects to invest substantially all (but at least 80%) of its total managed assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities, and at least 65% of its total managed assets in bonds that, at the time of purchase, are of investment grade quality. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality (commonly referred to as “junk bonds”) at the time of purchase. The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar. The Fund may invest in a variety of derivative instruments for investment or risk management purposes. The Fund expects that the average effective duration of its portfolio will range between 3.5 and seven years, although this target duration may change from time to time. Trust preferred interests and capital securities are considered bonds and not preferred stock for purposes of the foregoing guidelines.
What’s inside

II
Western Asset Premier Bond Fund

Letter from the president

Dear Shareholder,
We are pleased to provide the annual report of Western Asset Premier Bond Fund for the twelve-month reporting period ended December 31, 2025. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.
Special shareholder notice
Effective August 19, 2025, the named portfolio management team responsible for the day-to-day oversight of the Fund is as follows: Michael Buchanan, Christopher Kilpatrick, Ryan Brist and Walter Kilcullen.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA

President and Chief Executive Officer
January 30, 2026
Western Asset Premier Bond Fund

III

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Fund overview
Q. What is the Fund’s investment strategy?
A. The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. Under normal market conditions, the Fund expects to invest substantially all (but at least 80%) of its total managed assetsi in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities, and at least 65% of its total managed assets in bonds that, at the time of purchase, are of investment grade quality. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality (commonly referred to as “junk” bonds) at the time of purchase. The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar. The Fund may invest in a variety of derivative instruments for investment or risk management purposes. The Fund expects that the average effective duration of its portfolio will range between 3.5 and seven years, although this target duration may change from time to time. Trust preferred interests and capital securities are considered bonds and not preferred stock for purposes of the foregoing guidelines. If a security is rated by multiple nationally recognized statistical rating organizations (NRSROs) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.
At Western Asset Management Company, LLC (Western Asset), the Fund’s investment adviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Michael C. Buchanan, Ryan Brist, Walter Kilcullen and Christopher F. Kilpatrick.
Q. What were the overall market conditions during the Fund’s reporting period?
A. The overall U.S. fixed income market experienced periods of volatility but generated a solid return over the twelve-months ended December 31, 2025. The market was driven by several factors, including mixed economic data, moderating but “sticky” inflation, shifting U.S. Federal Reserve (Fed) monetary policy, trade tensions between the United States and its trading partners, a 43-day government shutdown that ended in November 2025, and several geopolitical issues.
Looking back, the Fed lowered interest rates in September 2024 (the first reduction since 2020) and again in November and December 2024. The December reduction put the federal funds target rate at 4.25% - 4.50%, the lowest level since December 2022. The Fed then remained on hold at its first five meetings in 2025, as it weighed the impact of the U.S.
Western Asset Premier Bond Fund 2025 Annual Report

Fund overview (cont’d)
President’s tariffs on the economy and inflation. The Fed then lowered rates at its September, October and December 2025 meetings, citing concerns over the labor market.
Both short- and long-term U.S. Treasury yields declined during the reporting period. The two-year U.S. Treasury yield began the period at 4.25% and ended at 3.47%, whereas the ten-year U.S. Treasury yield began the period at 4.58% and ended at 4.18%.
All told, the Bloomberg U.S. Aggregate Indexii returned 7.30% for the twelve months ended December 31, 2025. For comparison purposes, riskier fixed income securities, including high-yield bonds and emerging market debt, produced stronger results. Over the year, the Bloomberg U.S. Corporate High Yield ― 2% Issuer Cap Indexiii and the JPMorgan Emerging Markets Bond Index Globaliv returned 8.62% and 13.45%, respectively.
Q. How did we respond to these changing market conditions?
A. Several adjustments were made to the Fund’s portfolio during the reporting period. The portfolio ended the year with a higher tactical duration positioning, as we still believe that duration remains a valuable diversification tool and risk-off hedge. We reduced investment-grade credit exposure, particularly within the industrials sector, due to tight valuations. Conversely, we increased allocations to select high-yield subsectors (specifically energy and technology) where we identified compelling value opportunities among certain issuers. Additionally, the portfolio trimmed its exposure to bank loans, emerging markets, and, on the margin, structured products.
The use of leverage was tactically managed during the reporting period. We ended the period with leverage as a percentage of total assets at roughly 32% versus 33% from the beginning of the reporting period. The use of leverage contributed to performance.
Performance review
For the twelve months ended December 31, 2025, Western Asset Premier Bond Fund returned 10.89% based on its net asset value (NAV)v and 10.52% based on its New York Stock Exchange (NYSE) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg U.S. Corporate High Yield Bond Indexvi and the Bloomberg U.S. Credit Indexvii, returned 8.62% and 7.83%, respectively, for the same period.
The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During the twelve-month period, the Fund made distributions to shareholders totaling $0.84 per share of which $0.08 will be treated as return of capital for tax purposes.* The
*
For the tax character of distributions paid during the fiscal year ended December 31, 2025, please refer to page 50 of this report.

Western Asset Premier Bond Fund 2025 Annual Report

performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2025. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2025
Price Per Share	12-Month Total Return**
$11.49 (NAV)	10.89%†
$11.03 (Market Price)	10.52%‡
All figures represent past performance and are not a guarantee of future results.
* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.
‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Q. What were the leading contributors to performance?
A. The Fund’s absolute performance during the reporting period was driven in part by its exposure to the financials sector, with notable contributions from positions in HSBC Holdings and UBS Group. Within the communication services sector, EchoStar and Altice were the top performers. Additionally, the allocation to sovereign debt, particularly Panama sovereign bonds and Mexican bonos, had a positive impact.
Q. What were the leading detractors from performance?
A. Among the largest detractors from absolute performance was the Fund’s exposure to the consumer cyclicals1 sector, primarily driven by Saks Global Enterprises. Additionally, within the energy sector, the Fund’s exposure to Venture Global and Hilcorp Energy negatively impacted returns.
Looking for additional information?
The Fund is traded under the symbol “WEA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XWEAX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information.
In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com. In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
1
Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles and other consumer services.
Western Asset Premier Bond Fund 2025 Annual Report

Fund overview (cont’d)
Thank you for your investment in the Western Asset Premier Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,
Western Asset Management Company, LLC
January 16, 2026
RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common shares are traded on the NYSE. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, including credit, inflation and interest rate risks. As interest rates rise, bond prices fall, reducing the value of a fixed income investment’s price. The Fund may invest in high yield bonds (commonly referred to as “junk” bonds), which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and social, political and economic uncertainties which could result in significant volatility. These risks are magnified in emerging or developing markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s investment advisers. For more information on Fund risks, see Summary of information regarding the Fund - Principal Risk Factors in this report.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the

Western Asset Premier Bond Fund 2025 Annual Report

making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.
Portfolio holdings and breakdowns are as of December 31, 2025 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 30 for a list and percentage breakdown of the Fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2025 were: financials (30.2%), energy (23.0%), communication services (17.5%), consumer discretionary (15.4%) and health care (12.6%). The Fund’s portfolio composition is subject to change at any time.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
i
Total Managed assets equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).
ii
The Bloomberg U.S. Aggregate Index is comprised of investment-grade, U.S. dollar-denominated government, corporate, and mortgage- and asset-backed issues having at least one year to maturity.
iii
The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bond market. The Index limits the maximum exposure to any one issuer to 2%.
iv
The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.
v
Net asset value (NAV) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
vi
The Bloomberg U.S. Corporate High Yield Bond Index measures the performance of the U.S. dollar-denominated, high-yield, fixed-rate corporate bond market.
vii
The Bloomberg U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
 Important data provider notices and terms available at www.franklintempletondatasources.com.
Western Asset Premier Bond Fund 2025 Annual Report

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

25%
20%
15%
10%
5%
0%
As of December 31, 2025
As of December 31, 2024
20.6
19.1
15.7
13.8
12.0
9.1
10.5
12.9
8.6
10.1
6.7
7.9
5.2
4.7
4.7
5.2
3.8
3.3
3.4
1.7
2.9
4.0
2.7
4.2
1.5
1.9
1.3
0.4
0.0
0.6
0.4
1.1
Financials
Energy
Communication services
Consumer discretionary
Health care
Industrials
Asset-backed securities
Materials
Information technology
Consumer staples
Collateralized mortgage obligations
Sovereign bonds
Utilities
Real estate
U.S. government & agency obligations
Short-term investments

†
The bar graph above represents the Fund’s portfolio as of December 31, 2025, and December 31, 2024, and does not include derivatives, such as forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Premier Bond Fund 2025 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 12/31/25	10.89%
Five Years Ended 12/31/25	1.70
Ten Years Ended 12/31/25	5.31
Cumulative total returns[1]
12/31/15 through 12/31/25	67.84%

Market Price
Average annual total returns[2]
Twelve Months Ended 12/31/25	10.52%
Five Years Ended 12/31/25	2.13
Ten Years Ended 12/31/25	5.96
Cumulative total returns[2]
12/31/15 through 12/31/25	78.33%
All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.
[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Western Asset Premier Bond Fund 2025 Annual Report

Fund performance (unaudited) (cont’d)
Historical performance
Value of $10,000 invested in
Western Asset Premier Bond Fund vs. Bloomberg U.S. Corporate High Yield Index and Bloomberg U.S. Credit Index† — December 2015 - December 2025

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.
†
Hypothetical illustration of $10,000 invested in Western Asset Premier Bond Fund on December 31, 2015, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through December 31, 2025. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Corporate High Yield Index and the Bloomberg U.S. Credit Index (together, the “Indices”). The Bloomberg U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144A securities are also included. The Bloomberg U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade. The Indices are unmanaged. Please note that an investor cannot invest directly in an index.

Western Asset Premier Bond Fund 2025 Annual Report

Schedule of investments
December 31, 2025
 Western Asset Premier Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 122.9%
Communication Services — 16.6%
Diversified Telecommunication Services — 4.9%
Altice Financing SA, Senior Secured Notes	5.000%	1/15/28	690,000	$483,731 (a)
Altice France Lux 3/Altice Holdings 1, Senior Notes	10.000%	1/15/33	164,000	150,614 (a)
Altice France SA, Senior Secured Notes	9.500%	11/1/29	830,000	857,473 (a)
Altice France SA, Senior Secured Notes	6.875%	7/15/32	238,731	229,086 (a)
British Telecommunications PLC, Senior Notes	5.125%	12/4/28	500,000	513,202
British Telecommunications PLC, Senior Notes	3.250%	11/8/29	500,000	481,239 (a)(b)
Level 3 Financing Inc., Senior Notes	8.500%	1/15/36	400,000	410,135 (a)
Level 3 Financing Inc., Senior Secured Notes	6.875%	6/30/33	220,000	225,302 (a)
Orange SA, Senior Notes	9.000%	3/1/31	600,000	722,374 (b)
Verizon Communications Inc., Senior Notes	3.875%	2/8/29	1,670,000	1,664,441 (b)
Verizon Communications Inc., Senior Notes	2.355%	3/15/32	500,000	440,770 (b)
WULF Compute LLC, Senior Secured Notes	7.750%	10/15/30	500,000	515,504 (a)
Total Diversified Telecommunication Services				6,693,871
Entertainment — 2.4%
Flutter Treasury DAC, Senior Secured Notes	5.875%	6/4/31	980,000	994,156 (a)(b)
Netflix Inc., Senior Notes	6.375%	5/15/29	310,000	331,840
Walt Disney Co., Senior Notes	2.650%	1/13/31	1,280,000	1,197,759 (b)
Warnermedia Holdings Inc., Senior Notes	5.050%	3/15/42	1,160,000	819,250 (b)
Total Entertainment				3,343,005
Media — 7.0%
AMC Networks Inc., Senior Secured Notes	10.250%	1/15/29	270,000	283,309 (a)
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.550%	6/1/34	310,000	326,160
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	880,000	828,413 (b)
Clear Channel Outdoor Holdings Inc., Senior Secured Notes	7.125%	2/15/31	430,000	451,796 (a)
Comcast Corp., Senior Notes	7.050%	3/15/33	1,000,000	1,142,859 (b)
Comcast Corp., Senior Notes	4.200%	8/15/34	920,000	879,637 (b)
DirecTV Financing LLC, Senior Secured Notes	8.875%	2/1/30	400,000	405,218 (a)
EchoStar Corp., Senior Secured Notes	10.750%	11/30/29	1,231,800	1,363,087 (b)
Fox Corp., Senior Notes	3.500%	4/8/30	500,000	486,060
Getty Images Inc., Senior Secured Notes	11.250%	2/21/30	60,000	56,313 (a)
Getty Images Inc., Senior Secured Notes	10.500%	11/15/30	320,000	322,887 (a)
Gray Media Inc., Secured Notes	9.625%	7/15/32	640,000	664,655 (a)
See Notes to Financial Statements.
Western Asset Premier Bond Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Premier Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Gray Media Inc., Senior Secured Notes	7.250%	8/15/33	360,000	$368,074 (a)
Grupo Televisa SAB, Senior Notes	5.000%	5/13/45	550,000	364,401
Time Warner Cable LLC, Senior Secured Notes	5.875%	11/15/40	720,000	666,868 (b)
Univision Communications Inc., Senior Secured Notes	9.375%	8/1/32	280,000	301,148 (a)
Versant Media Group Inc., Senior Secured Notes	7.250%	1/30/31	300,000	309,676 (a)
VZ Secured Financing BV, Senior Secured Notes	7.500%	1/15/33	280,000	283,936 (a)
Total Media				9,504,497
Wireless Telecommunication Services — 2.3%
CSC Holdings LLC, Senior Notes	11.750%	1/31/29	550,000	408,965 (a)
CSC Holdings LLC, Senior Notes	3.375%	2/15/31	200,000	121,279 (a)
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	740,000	453,132 (a)(b)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	420,000	450,860 (b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	36,300 (b)
T-Mobile USA Inc., Senior Notes	3.500%	4/15/31	1,140,000	1,090,318 (b)
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.500%	7/15/31	500,000 GBP	600,479 (a)
Total Wireless Telecommunication Services				3,161,333

Total Communication Services				22,702,706
Consumer Discretionary — 14.4%
Automobile Components — 1.6%
American Axle & Manufacturing Inc., Senior Notes	7.750%	10/15/33	550,000	560,526 (a)
Clarios Global LP/Clarios US Finance Co., Senior Secured Notes	6.750%	2/15/30	390,000	408,159 (a)
JB Poindexter & Co. Inc., Senior Notes	8.750%	12/15/31	350,000	367,054 (a)
ZF North America Capital Inc., Senior Notes	7.500%	3/24/31	510,000	515,846 (a)
ZF North America Capital Inc., Senior Notes	6.875%	4/23/32	290,000	283,817 (a)
Total Automobile Components				2,135,402
Automobiles — 3.1%
Ford Motor Co., Senior Notes	3.250%	2/12/32	550,000	484,877 (b)
General Motors Co., Senior Notes	4.200%	10/1/27	750,000	751,556 (b)
General Motors Co., Senior Notes	6.600%	4/1/36	140,000	152,516 (b)
Mercedes-Benz Finance North America LLC, Senior Notes	8.500%	1/18/31	1,000,000	1,185,806 (b)
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	1,850,000	1,600,250 (a)(b)
Total Automobiles				4,175,005
See Notes to Financial Statements.

Western Asset Premier Bond Fund 2025 Annual Report

 Western Asset Premier Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Broadline Retail — 2.2%
Amazon.com Inc., Senior Notes	2.100%	5/12/31	350,000	$316,369
Marks & Spencer PLC, Senior Notes	7.125%	12/1/37	1,050,000	1,155,691 (a)(b)
MercadoLibre Inc., Senior Notes	3.125%	1/14/31	1,400,000	1,296,982 (b)
Prosus NV, Senior Notes	4.193%	1/19/32	300,000	287,287 (c)
Total Broadline Retail				3,056,329
Hotels, Restaurants & Leisure — 6.2%
Brightstar Lottery PLC/Brightstar Global Solutions Corp., Senior Secured Notes	5.750%	1/15/33	630,000	625,782 (a)
Carnival Corp., Senior Notes	6.125%	2/15/33	390,000	402,915 (a)
Carnival PLC, Senior Notes	1.000%	10/28/29	1,210,000 EUR	1,326,406
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	990,000	863,775 (a)(b)
Las Vegas Sands Corp., Senior Notes	5.625%	6/15/28	60,000	61,530
Las Vegas Sands Corp., Senior Notes	3.900%	8/8/29	1,310,000	1,279,855 (b)
Las Vegas Sands Corp., Senior Notes	6.000%	6/14/30	690,000	724,053
Marston’s Issuer PLC, Secured Notes (SONIA + 2.669%)	6.613%	7/16/35	540,000 GBP	679,670 (c)(d)
Melco Resorts Finance Ltd., Senior Notes	6.500%	9/24/33	490,000	491,696 (a)
NCL Corp. Ltd., Senior Notes	7.750%	2/15/29	130,000	138,467 (a)
NCL Finance Ltd., Senior Notes	6.125%	3/15/28	560,000	577,733 (a)(b)
Sands China Ltd., Senior Notes	3.250%	8/8/31	1,340,000	1,239,623
Total Hotels, Restaurants & Leisure				8,411,505
Household Durables — 0.5%
Dream Finders Homes Inc., Senior Notes	6.875%	9/15/30	210,000	211,327 (a)
Lennar Corp., Senior Notes	5.000%	6/15/27	430,000	433,546
Total Household Durables				644,873
Specialty Retail — 0.8%
Global Auto Holdings Ltd./AAG FH UK Ltd., Senior Notes	11.500%	8/15/29	740,000	778,039 (a)(b)
Global Auto Holdings Ltd./AAG FH UK Ltd., Senior Notes	8.750%	1/15/32	200,000	192,198 (a)
Michaels Cos. Inc., Senior Secured Notes	5.250%	5/1/28	190,000	182,877 (a)
Total Specialty Retail				1,153,114

Total Consumer Discretionary				19,576,228
Consumer Staples — 4.9%
Beverages — 1.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.700%	2/1/36	1,540,000	1,524,967
See Notes to Financial Statements.
Western Asset Premier Bond Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Premier Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Food Products — 1.2%
JBS USA Holding Lux Sarl/JBS USA Food Co./ JBS Lux Co. Sarl, Senior Notes	3.750%	12/1/31	500,000	$475,834 (b)
JBS USA LUX Sarl/JBS USA Food Co./JBS USA Foods Group, Senior Notes	5.950%	4/20/35	250,000	263,122 (a)
JBS USA LUX Sarl/JBS USA Food Co./JBS USA Foods Group, Senior Notes	6.375%	2/25/55	620,000	632,583 (a)
Kraft Heinz Foods Co., Senior Notes	5.500%	6/1/50	340,000	318,816 (b)
Total Food Products				1,690,355
Tobacco — 2.6%
Altria Group Inc., Senior Notes	2.450%	2/4/32	1,000,000	885,285 (b)
Altria Group Inc., Senior Notes	5.625%	2/6/35	260,000	270,474
Altria Group Inc., Senior Notes	3.400%	2/4/41	1,000,000	773,904 (b)
BAT Capital Corp., Senior Notes	5.625%	8/15/35	320,000	333,504
BAT Capital Corp., Senior Notes	7.079%	8/2/43	550,000	620,300
Reynolds American Inc., Senior Notes	5.850%	8/15/45	610,000	602,177 (b)
Total Tobacco				3,485,644

Total Consumer Staples				6,700,966
Energy — 23.0%
Energy Equipment & Services — 1.4%
Halliburton Co., Senior Notes	4.850%	11/15/35	750,000	740,437 (b)
Nabors Industries Inc., Senior Notes	8.875%	8/15/31	580,000	563,051 (a)
Noble Finance II LLC, Senior Notes	8.000%	4/15/30	280,000	291,078 (a)
WBI Operating LLC, Senior Notes	6.500%	10/15/33	310,000	308,992 (a)
Total Energy Equipment & Services				1,903,558
Oil, Gas & Consumable Fuels — 21.6%
Cheniere Energy Partners LP, Senior Notes	4.000%	3/1/31	500,000	487,034
Chord Energy Corp., Senior Notes	6.000%	10/1/30	230,000	233,696 (a)
Chord Energy Corp., Senior Notes	6.750%	3/15/33	270,000	279,390 (a)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	210,000	209,758
Continental Resources Inc., Senior Notes	4.900%	6/1/44	250,000	199,253
Crescent Energy Finance LLC, Senior Notes	7.375%	1/15/33	410,000	389,341 (a)
Crescent Energy Finance LLC, Senior Notes	8.375%	1/15/34	130,000	129,214 (a)
Devon Energy Corp., Senior Notes	5.600%	7/15/41	600,000	581,125 (b)
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	400,000	388,250
Ecopetrol SA, Senior Notes	5.875%	5/28/45	390,000	290,493
Ecopetrol SA, Senior Notes	5.875%	11/2/51	2,400,000	1,733,077
Energy Transfer LP, Junior Subordinated Notes (6.625% to 2/15/28 then 3 mo. USD LIBOR + 4.155%)	6.625%	2/15/28	550,000	549,725 (d)(e)
See Notes to Financial Statements.

Western Asset Premier Bond Fund 2025 Annual Report

 Western Asset Premier Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Oil, Gas & Consumable Fuels — continued
Granite Ridge Resources Inc., Senior Notes	8.875%	11/5/29	1,200,000	$1,157,250 (a)
Hess Midstream Operations LP, Senior Notes	4.250%	2/15/30	720,000	706,691 (a)
Howard Midstream Energy Partners LLC, Senior Notes	6.625%	1/15/34	460,000	472,790 (a)
KazMunayGas National Co. JSC, Senior Notes	3.500%	4/14/33	1,120,000	1,012,490 (a)
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	190,000	220,716
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	1,500,000	1,453,074 (b)
New Generation Gas Gathering LLC, Senior Secured Notes (3 mo. Term SOFR + 5.750%)	9.639%	9/30/29	302,702	314,811 (a)(d)(f)(g)
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	490,000	570,530 (a)(b)
Northern Oil & Gas Inc., Senior Notes	7.875%	10/15/33	310,000	302,028 (a)
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	250,000	255,027
ONEOK Inc., Senior Notes	5.550%	11/1/26	500,000	505,569 (b)
Permian Resources Operating LLC, Senior Notes	6.250%	2/1/33	1,980,000	2,031,997 (a)(b)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	920,000	925,794 (b)
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	670,000	494,577 (a)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	360,000	271,688
QazaqGaz National Co. JSC, Senior Notes	4.375%	9/26/27	650,000	648,463 (c)
Range Resources Corp., Senior Notes	8.250%	1/15/29	300,000	306,132
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	280,000	306,667 (a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	1,850,000	1,862,894 (b)
Southern Natural Gas Co. LLC, Senior Notes	4.800%	3/15/47	800,000	705,751 (a)(b)
Sunoco LP, Junior Subordinated Notes (7.875% to 9/18/30 then 5 year Treasury Constant Maturity Rate + 4.230%)	7.875%	9/18/30	512,000	526,356 (a)(d)(e)
Sunoco LP, Senior Notes	5.625%	3/15/31	500,000	503,923 (a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	20,000	20,239
Tengizchevroil Finance Co. International Ltd., Senior Secured Notes	3.250%	8/15/30	350,000	325,115 (a)
Tengizchevroil Finance Co. International Ltd., Senior Secured Notes	3.250%	8/15/30	700,000	650,229 (c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	450,000	449,641 (a)
Venture Global LNG Inc., Junior Subordinated Notes (9.000% to 9/30/29 then 5 year Treasury Constant Maturity Rate + 5.440%)	9.000%	9/30/29	1,650,000	1,304,260 (a)(b)(d)(e)
Venture Global LNG Inc., Senior Secured Notes	9.875%	2/1/32	380,000	392,805 (a)
See Notes to Financial Statements.
Western Asset Premier Bond Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Premier Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Oil, Gas & Consumable Fuels — continued
Venture Global Plaquemines LNG LLC, Senior Secured Notes	6.500%	6/15/34	400,000	$408,911 (a)
Venture Global Plaquemines LNG LLC, Senior Secured Notes	7.750%	5/1/35	340,000	372,466 (a)
Venture Global Plaquemines LNG LLC, Senior Secured Notes	6.750%	1/15/36	220,000	225,447 (a)
Viper Energy Partners LLC, Senior Notes	5.700%	8/1/35	720,000	735,228
Western Midstream Operating LP, Senior Notes	4.050%	2/1/30	1,100,000	1,078,139 (b)
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	490,000	422,856 (b)
Western Midstream Operating LP, Senior Notes	5.250%	2/1/50	1,680,000	1,439,241 (h)
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	443,000	503,140 (b)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	47,373
Total Oil, Gas & Consumable Fuels				29,400,664

Total Energy				31,304,222
Financials — 26.6%
Banks — 11.7%
Banco de Chile, Senior Notes	2.990%	12/9/31	400,000	365,170 (a)
Banco de Credito e Inversiones SA, Senior Notes	2.875%	10/14/31	400,000	367,352 (a)
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,500,000	1,503,751 (b)
Bank of America Corp., Subordinated Notes (5.518% to 10/25/34 then SOFR + 1.738%)	5.518%	10/25/35	450,000	461,114 (d)
Bank of Nova Scotia, Senior Notes	2.450%	2/2/32	600,000	536,779 (b)
Barclays PLC, Subordinated Notes	5.200%	5/12/26	1,000,000	1,004,415 (b)
Citigroup Inc., Junior Subordinated Notes (6.625% to 2/15/31 then 5 year Treasury Constant Maturity Rate + 3.001%)	6.625%	2/15/31	240,000	244,004 (d)(e)
Citigroup Inc., Junior Subordinated Notes (6.875% to 8/15/30 then 5 year Treasury Constant Maturity Rate + 2.890%)	6.875%	8/15/30	180,000	187,155 (d)(e)
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	800,000	800,426 (b)
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,000,000	1,108,821 (b)
HSBC Holdings PLC, Junior Subordinated Notes (6.000% to 5/22/27 then USD 5 year ICE Swap Rate + 3.746%)	6.000%	5/22/27	400,000	404,688 (d)(e)
HSBC Holdings PLC, Senior Notes (3.973% to 5/22/29 then 3 mo. Term SOFR + 1.872%)	3.973%	5/22/30	1,130,000	1,116,582 (b)(d)
See Notes to Financial Statements.

Western Asset Premier Bond Fund 2025 Annual Report

 Western Asset Premier Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Banks — continued
HSBC Holdings PLC, Senior Notes (5.790% to 5/13/35 then SOFR + 1.880%)	5.790%	5/13/36	400,000	$422,677 (d)
HSBC Holdings PLC, Subordinated Notes (8.113% to 11/3/32 then SOFR + 4.250%)	8.113%	11/3/33	700,000	820,812 (b)(d)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	1,260,000	1,260,629 (a)
JPMorgan Chase & Co., Junior Subordinated Notes (6.500% to 4/1/30 then 5 year Treasury Constant Maturity Rate + 2.152%)	6.500%	4/1/30	500,000	519,936 (d)(e)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	500,000	471,313 (b)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	1,500,000	1,501,915 (b)
PNC Financial Services Group Inc., Senior Notes	2.550%	1/22/30	750,000	706,072 (b)
Santander UK Group Holdings PLC, Senior Notes (5.136% to 9/22/35 then SOFR + 1.578%)	5.136%	9/22/36	450,000	448,989 (d)
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	1,000,000	921,120 (a)(b)
Truist Financial Corp., Senior Notes (5.711% to 1/24/34 then SOFR + 1.922%)	5.711%	1/24/35	700,000	736,698 (b)(d)
Total Banks				15,910,418
Capital Markets — 5.7%
Charles Schwab Corp., Junior Subordinated Notes (4.000% to 12/1/30 then 10 year Treasury Constant Maturity Rate + 3.079%)	4.000%	12/1/30	2,000,000	1,868,890 (b)(d)(e)
Credit Suisse AG AT1 Claim	—	—	2,560,000	0 *(f)(g)(i)
Goldman Sachs Group Inc., Senior Notes (2.640% to 2/24/27 then SOFR + 1.114%)	2.640%	2/24/28	2,400,000	2,363,357 (d)(h)
Goldman Sachs Group Inc., Senior Notes (5.536% to 1/28/35 then SOFR + 1.380%)	5.536%	1/28/36	260,000	269,998 (d)
KKR Group Finance Co. VI LLC, Senior Notes	3.750%	7/1/29	500,000	489,949 (a)(b)
Morgan Stanley, Senior Notes (2.699% to 1/22/30 then SOFR + 1.143%)	2.699%	1/22/31	500,000	469,174 (d)
UBS AG, Senior Notes	7.500%	2/15/28	400,000	429,644
UBS Group AG, Junior Subordinated Notes (7.000% to 8/10/30 then USD 5 year SOFR ICE Swap Rate + 3.077%)	7.000%	2/10/30	340,000	348,866 (a)(d)(e)
UBS Group AG, Junior Subordinated Notes (7.125% to 2/10/35 then USD 5 year SOFR ICE Swap Rate + 3.179%)	7.125%	8/10/34	620,000	635,717 (a)(d)(e)
See Notes to Financial Statements.
Western Asset Premier Bond Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Premier Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Capital Markets — continued
UBS Group AG, Senior Notes (6.537% to 8/12/32 then SOFR + 3.920%)	6.537%	8/12/33	770,000	$848,744 (a)(d)
Total Capital Markets				7,724,339
Consumer Finance — 0.5%
Midcap Financial Issuer Trust, Senior Notes	5.370%	4/15/29	680,000	680,000 (a)(f)(j)
Financial Services — 5.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.400%	10/29/33	2,500,000	2,258,214 (h)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	11/15/35	450,000	445,908
Block Inc., Senior Notes	6.000%	8/15/33	780,000	801,192 (a)
Boost Newco Borrower LLC, Senior Secured Notes	7.500%	1/15/31	940,000	999,572 (a)
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV, Senior Secured Notes	8.500%	1/15/31	100,000 GBP	144,312 (a)
Capstone Borrower Inc., Senior Secured Notes	8.000%	6/15/30	210,000	216,483 (a)
Jane Street Group/JSG Finance Inc., Senior Secured Notes	7.125%	4/30/31	660,000	693,892 (a)(b)
Rocket Cos. Inc., Senior Notes	6.125%	8/1/30	1,010,000	1,044,597 (a)(b)
SGUS LLC, Senior Secured Notes	11.000%	12/15/29	181,645	68,117 *(a)(k)
VistaJet Malta Finance PLC/Vista Management Holding Inc., Senior Notes	6.375%	2/1/30	320,000	304,771 (a)
Total Financial Services				6,977,058
Insurance — 2.3%
Asurion LLC/Asurion Co-Issuer Inc., Senior Secured Notes	8.000%	12/31/32	1,430,000	1,484,521 (a)
Marsh & McLennan Cos. Inc., Senior Notes	5.000%	3/15/35	1,000,000	1,013,386 (b)
MetLife Inc., Junior Subordinated Notes	10.750%	8/1/39	500,000	669,066
Total Insurance				3,166,973
Mortgage Real Estate Investment Trusts (REITs) — 1.3%
Arbor Realty SR Inc., Senior Notes	8.500%	12/15/28	270,000	269,008 (a)
Arbor Realty SR Inc., Senior Notes	7.875%	7/15/30	470,000	449,698 (a)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.500%	8/1/30	330,000	337,919
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	7.000%	7/15/31	670,000	710,852 (a)
Total Mortgage Real Estate Investment Trusts (REITs)				1,767,477

Total Financials				36,226,265
See Notes to Financial Statements.

Western Asset Premier Bond Fund 2025 Annual Report

 Western Asset Premier Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Health Care — 12.6%
Biotechnology — 1.2%
AbbVie Inc., Senior Notes	5.050%	3/15/34	500,000	$514,011 (b)
Amgen Inc., Senior Notes	5.150%	3/2/28	700,000	716,520 (b)
Amgen Inc., Senior Notes	2.450%	2/21/30	400,000	373,221
Total Biotechnology				1,603,752
Health Care Equipment & Supplies — 0.7%
Solventum Corp., Senior Notes	5.600%	3/23/34	850,000	884,748
Health Care Providers & Services — 6.6%
CHS/Community Health Systems Inc., Secured Notes	6.875%	4/15/29	810,000	721,670 (a)(b)
CHS/Community Health Systems Inc., Senior Secured Notes	10.875%	1/15/32	450,000	491,711 (a)
CHS/Community Health Systems Inc., Senior Secured Notes	9.750%	1/15/34	740,000	778,168 (a)
Cigna Group, Senior Notes	2.400%	3/15/30	1,000,000	928,488 (b)
CVS Health Corp., Senior Notes	3.250%	8/15/29	500,000	482,847
CVS Health Corp., Senior Notes	3.750%	4/1/30	700,000	683,777
CVS Health Corp., Senior Notes	5.250%	2/21/33	400,000	411,954
CVS Pass-Through Trust	5.789%	1/10/26	4,229	4,230 (a)
CVS Pass-Through Trust	7.507%	1/10/32	208,993	221,879 (a)(b)
CVS Pass-Through Trust, Secured Trust	5.880%	1/10/28	97,911	98,743
CVS Pass-Through Trust, Secured Trust	6.036%	12/10/28	127,869	129,179 (b)
CVS Pass-Through Trust, Secured Trust	6.943%	1/10/30	166,621	172,939 (b)
Elevance Health Inc., Senior Notes	4.100%	5/15/32	750,000	730,023 (b)
HCA Inc., Senior Notes	3.500%	9/1/30	1,000,000	962,013 (b)
Humana Inc., Senior Notes	5.875%	3/1/33	400,000	420,376
Sotera Health Holdings LLC, Senior Secured Notes	7.375%	6/1/31	480,000	504,034 (a)
Tenet Healthcare Corp., Senior Notes	6.000%	11/15/33	970,000	999,312 (a)
UnitedHealth Group Inc., Senior Notes	2.000%	5/15/30	320,000	291,992
Total Health Care Providers & Services				9,033,335
Pharmaceuticals — 4.1%
1261229 BC Ltd., Senior Secured Notes	10.000%	4/15/32	1,070,000	1,113,621 (a)(b)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	860,000	852,185 (a)(b)
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	100,000	80,625 (a)
Pfizer Inc., Senior Notes	3.000%	12/15/26	500,000	496,779 (b)
Pfizer Investment Enterprises Pte Ltd., Senior Notes	4.750%	5/19/33	1,800,000	1,819,632 (b)
See Notes to Financial Statements.
Western Asset Premier Bond Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Premier Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Pharmaceuticals — continued
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	5.125%	5/9/29	646,000	$653,824
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	6.000%	12/1/32	460,000	483,123 (b)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.100%	10/1/46	200,000	151,509
Total Pharmaceuticals				5,651,298

Total Health Care				17,173,133
Industrials — 9.1%
Aerospace & Defense — 2.7%
Avolon Holdings Funding Ltd., Senior Notes	3.250%	2/15/27	1,090,000	1,078,472 (a)
Avolon Holdings Funding Ltd., Senior Notes	2.750%	2/21/28	1,000,000	969,312 (a)(b)
Boeing Co., Senior Notes	3.200%	3/1/29	500,000	484,927 (b)
Boeing Co., Senior Notes	3.250%	2/1/35	240,000	210,662
Bombardier Inc., Senior Notes	7.500%	2/1/29	310,000	323,474 (a)
Bombardier Inc., Senior Notes	7.000%	6/1/32	220,000	232,736 (a)
Bombardier Inc., Senior Notes	6.750%	6/15/33	420,000	444,459 (a)
Total Aerospace & Defense				3,744,042
Commercial Services & Supplies — 1.5%
CoreCivic Inc., Senior Notes	8.250%	4/15/29	470,000	494,474
GEO Group Inc., Senior Notes	10.250%	4/15/31	460,000	503,780
GEO Group Inc., Senior Secured Notes	8.625%	4/15/29	170,000	178,922
Neptune Bidco US Inc., Senior Secured Notes	10.375%	5/15/31	400,000	410,364 (a)
RB Global Holdings Inc., Senior Secured Notes	6.750%	3/15/28	480,000	491,473 (a)
Total Commercial Services & Supplies				2,079,013
Construction & Engineering — 0.2%
Tutor Perini Corp., Senior Notes	11.875%	4/30/29	210,000	234,097 (a)
Ground Transportation — 0.5%
Carriage Purchaser Inc., Senior Notes	7.875%	10/15/29	660,000	634,041 (a)
Machinery — 1.0%
Cellnex Finance Co. SA, Senior Notes	2.000%	2/15/33	500,000 EUR	525,656 (c)
Park-Ohio Industries Inc., Senior Secured Notes	8.500%	8/1/30	290,000	299,212 (a)
Vertiv Group Corp., Senior Secured Notes	4.125%	11/15/28	510,000	504,033 (a)
Total Machinery				1,328,901
Passenger Airlines — 1.9%
American Airlines Inc., Senior Secured Notes	7.250%	2/15/28	590,000	603,452 (a)(b)
American Airlines Inc., Senior Secured Notes	8.500%	5/15/29	380,000	397,677 (a)(b)
See Notes to Financial Statements.

Western Asset Premier Bond Fund 2025 Annual Report

 Western Asset Premier Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Passenger Airlines — continued
JetBlue Airways Corp./JetBlue Loyalty LP, Senior Secured Notes	9.875%	9/20/31	480,000	$484,001 (a)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	1,000,000	996,368 (a)(b)
United Airlines Pass-Through Trust	4.875%	1/15/26	153,514	153,519 (b)
Total Passenger Airlines				2,635,017
Trading Companies & Distributors — 1.3%
Aircastle Ltd./Aircastle Ireland DAC, Senior Notes	5.250%	3/15/30	330,000	337,329 (a)
Ashtead Capital Inc., Senior Notes	2.450%	8/12/31	1,230,000	1,097,695 (a)
Herc Holdings Inc., Senior Notes	7.250%	6/15/33	270,000	286,463 (a)
Total Trading Companies & Distributors				1,721,487

Total Industrials				12,376,598
Information Technology — 4.8%
Communications Equipment — 0.8%
Connect Finco SARL/Connect US Finco LLC, Senior Secured Notes	9.000%	9/15/29	650,000	690,293 (a)(b)
Viasat Inc., Senior Notes	7.500%	5/30/31	450,000	428,421 (a)
Total Communications Equipment				1,118,714
Electronic Equipment, Instruments & Components — 1.0%
EquipmentShare.com Inc., Secured Notes	8.625%	5/15/32	310,000	327,832 (a)
EquipmentShare.com Inc., Secured Notes	8.000%	3/15/33	940,000	990,270 (a)(b)
Total Electronic Equipment, Instruments & Components				1,318,102
IT Services — 1.0%
APLD ComputeCo LLC, Senior Secured Notes	9.250%	12/15/30	370,000	363,220 (a)
CoreWeave Inc., Senior Notes	9.250%	6/1/30	1,100,000	1,023,888 (a)
Total IT Services				1,387,108
Semiconductors & Semiconductor Equipment — 1.1%
Foundry JV Holdco LLC, Senior Secured Notes	5.900%	1/25/30	500,000	523,215 (a)(b)
Qnity Electronics Inc., Senior Secured Notes	5.750%	8/15/32	980,000	1,003,222 (a)(b)
Total Semiconductors & Semiconductor Equipment				1,526,437
Software — 0.9%
Cloud Software Group Inc., Senior Secured Notes	8.250%	6/30/32	460,000	480,972 (a)
Cloud Software Group Inc., Senior Secured Notes	6.625%	8/15/33	210,000	208,252 (a)
Synopsys Inc., Senior Notes	5.150%	4/1/35	450,000	457,519
Total Software				1,146,743

Total Information Technology				6,497,104
See Notes to Financial Statements.
Western Asset Premier Bond Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Premier Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Materials — 6.9%
Chemicals — 1.4%
Celanese US Holdings LLC, Senior Notes	7.000%	2/15/31	110,000	$112,690
Celanese US Holdings LLC, Senior Notes	6.750%	4/15/33	480,000	477,916 (b)
OCP SA, Senior Notes	6.750%	5/2/34	1,220,000	1,315,354 (a)
Total Chemicals				1,905,960
Metals & Mining — 4.8%
Antofagasta PLC, Senior Notes	5.625%	5/13/32	900,000	936,743 (a)
ArcelorMittal SA, Senior Notes	7.000%	10/15/39	430,000	485,925 (h)
First Quantum Minerals Ltd., Secured Notes	9.375%	3/1/29	330,000	347,907 (a)
First Quantum Minerals Ltd., Senior Notes	8.000%	3/1/33	2,570,000	2,747,836 (a)(b)
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	220,000	227,018
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	580,000	561,916 (b)
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	210,000	215,189
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	940,000	1,068,921
Total Metals & Mining				6,591,455
Paper & Forest Products — 0.7%
Suzano Austria GmbH, Senior Notes	3.750%	1/15/31	1,000,000	944,840 (b)

Total Materials				9,442,255
Real Estate — 1.8%
Diversified REITs — 1.1%
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	430,000	416,769
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	3.692%	6/5/28	100,000 GBP	114,927
MPT Operating Partnership LP/MPT Finance Corp., Senior Secured Notes	8.500%	2/15/32	230,000	245,796 (a)
Trust 2401, Senior Notes	4.869%	1/15/30	461,000	454,389 (a)
Trust Fibra Uno, Senior Notes	4.869%	1/15/30	239,000	234,053 (c)
Total Diversified REITs				1,465,934
Specialized REITs — 0.7%
Millrose Properties Inc., Senior Notes	6.375%	8/1/30	790,000	808,857 (a)
Millrose Properties Inc., Senior Notes	6.250%	9/15/32	230,000	232,244 (a)
Total Specialized REITs				1,041,101

Total Real Estate				2,507,035
Utilities — 2.2%
Electric Utilities — 1.8%
Alpha Generation LLC, Senior Notes	6.750%	10/15/32	140,000	145,003 (a)
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	5.050%	3/1/35	500,000	505,179
See Notes to Financial Statements.

Western Asset Premier Bond Fund 2025 Annual Report

 Western Asset Premier Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Electric Utilities — continued
Comision Federal de Electricidad, Senior Notes	3.348%	2/9/31	400,000	$363,683 (a)
Pacific Gas and Electric Co., First Mortgage Bonds	6.950%	3/15/34	700,000	778,972 (b)
Talen Energy Supply LLC, Senior Notes	6.500%	2/1/36	330,000	341,456 (a)
Vistra Operations Co. LLC, Senior Notes	7.750%	10/15/31	300,000	317,894 (a)
Total Electric Utilities				2,452,187
Independent Power and Renewable Electricity Producers — 0.4%
Minejesa Capital BV, Senior Secured Notes	4.625%	8/10/30	582,552	580,867 (a)(b)

Total Utilities				3,033,054
Total Corporate Bonds & Notes (Cost — $160,624,292)				167,539,566
Asset-Backed Securities — 7.7%
American Home Mortgage Investment Trust, 2007-A 4A (1 mo. Term SOFR + 1.014%)	4.746%	7/25/46	425,983	87,867 (a)(d)
AMMC CLO Ltd., 2021-24A ER (3 mo. Term SOFR + 6.500%)	10.384%	1/20/35	320,000	313,829 (a)(d)
AMMC CLO Ltd., 2022-27A DR (3 mo. Term SOFR + 2.700%)	6.584%	1/20/37	150,000	150,695 (a)(d)
Apex Credit CLO LLC, 2021-2A CR (3 mo. Term SOFR + 3.750%)	7.634%	10/20/34	260,000	260,123 (a)(d)
Apex Credit CLO Ltd., 2019-2A ERR (3 mo. Term SOFR + 7.670%)	11.528%	1/25/38	420,000	413,895 (a)(d)
Apidos CLO Ltd., 2024-50A E (3 mo. Term SOFR + 5.100%)	8.984%	1/20/38	270,000	271,372 (a)(d)
Ares CLO Ltd., 2017-44A CRR (3 mo. Term SOFR + 2.750%)	6.655%	4/15/34	250,000	250,988 (a)(d)
Bain Capital Credit CLO Ltd., 2020-3A DRR (3 mo. Term SOFR + 3.100%)	6.960%	10/23/34	380,000	380,582 (a)(d)
Balboa Bay Loan Funding Ltd., 2020-1A ERR (3 mo. Term SOFR + 7.150%)	11.034%	10/20/35	440,000	442,251 (a)(d)
Bayview Financial Asset Trust, 2007-SR1A M4 (1 mo. Term SOFR + 1.614%)	5.346%	3/25/37	25,252	25,761 (a)(d)
Bear Mountain Park CLO Ltd., 2022-1A ER (3 mo. Term SOFR + 5.950%)	9.855%	7/15/37	390,000	391,639 (a)(d)
Black Diamond CLO Ltd., 2021-1A CR (3 mo. Term SOFR + 3.900%)	7.757%	11/22/34	400,000	401,966 (a)(d)
Capital Four US CLO Ltd., 2025-4A D1 (3 mo. Term SOFR + 3.250%)	7.008%	10/18/38	340,000	339,945 (a)(d)
Dryden Senior Loan Fund, 2015-41A DR (3 mo. Term SOFR + 2.862%)	6.766%	4/15/31	500,000	501,661 (a)(d)
See Notes to Financial Statements.
Western Asset Premier Bond Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Premier Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Dryden CLO Ltd., 2022-113A D1R3 (3 mo. Term SOFR + 3.000%)	6.905%	10/15/37	350,000	$352,312 (a)(d)
Elevation CLO Ltd., 2016-5A ERR (3 mo. Term SOFR + 7.580%)	11.438%	1/25/38	400,000	403,463 (a)(d)
GoldenTree Loan Management US CLO Ltd., 2020-8A ERR (3 mo. Term SOFR + 5.750%)	9.634%	10/20/34	410,000	404,553 (a)(d)
Golub Capital Partners CLO Ltd., 2024-77A E (3 mo. Term SOFR + 4.850%)	8.708%	1/25/38	680,000	683,808 (a)(d)
GSAMP Trust, 2003-SEA2 A1	5.421%	7/25/33	275,553	273,607
HalseyPoint CLO Ltd., 2019-1A FR (3 mo. Term SOFR + 10.730%)	14.614%	10/20/37	500,000	500,561 (a)(d)
Indymac Manufactured Housing Contract Pass- Through Certificates, 1997-1 A5	6.970%	2/25/28	6,460	6,437
Jamestown CLO Ltd., 2016-9A CR3 (3 mo. Term SOFR + 3.250%)	7.108%	7/25/34	280,000	278,411 (a)(d)
Morgan Stanley ABS Capital Inc. Trust, 2003- SD1 A1 (1 mo. Term SOFR + 1.114%)	4.846%	3/25/33	3,806	3,831 (d)
New Mountain CLO Ltd., 5A D1R (3 mo. Term SOFR + 3.150%)	7.034%	7/20/36	290,000	291,357 (a)(d)
Oaktree CLO Ltd., 2022-2A D1R2 (3 mo. Term SOFR + 3.250%)	7.155%	10/15/37	340,000	342,700 (a)(d)
Obra CLO Ltd., 2024-1A E (3 mo. Term SOFR + 6.750%)	10.634%	1/20/38	390,000	401,886 (a)(d)
Ocean Trails CLO Ltd., 2023-14A ER (3 mo. Term SOFR + 6.340%)	10.224%	1/20/38	480,000	484,716 (a)(d)
Ocean Trails CLO Ltd., 2024-16A E (3 mo. Term SOFR + 6.690%)	10.574%	1/20/38	170,000	171,682 (a)(d)
OCP CLO Ltd., 2023-26A ER (3 mo. Term SOFR + 4.450%)	8.332%	4/17/37	310,000	308,182 (a)(d)
Octagon Investment Partners Ltd., 2020-1A ER2 (3 mo. Term SOFR + 6.000%)	9.857%	1/22/38	500,000	488,750 (a)(d)
OHA Credit Funding Ltd., 2022-11A D1R (3 mo. Term SOFR + 2.850%)	6.734%	7/19/37	150,000	150,628 (a)(d)
Origen Manufactured Housing Contract Trust, 2007-A A2	5.973%	4/15/37	147,302	137,204 (d)
Palmer Square CLO Ltd., 2022-3A D1R (3 mo. Term SOFR + 2.950%)	6.834%	7/20/37	110,000	110,352 (a)(d)
Trinitas CLO Ltd., 2024-27A D1 (3 mo. Term SOFR + 4.300%)	8.184%	4/18/37	110,000	111,095 (a)(d)
Voya CLO Ltd., 2020-3A D1RR (3 mo. Term SOFR + 2.700%)	6.570%	1/20/38	210,000	210,901 (a)(d)
See Notes to Financial Statements.

Western Asset Premier Bond Fund 2025 Annual Report

 Western Asset Premier Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Warwick Capital CLO Ltd., 2024-3A D (3 mo. Term SOFR + 4.500%)	8.384%	4/20/37	100,000	$100,739 (a)(d)

Total Asset-Backed Securities (Cost — $10,518,651)				10,449,749
Senior Loans — 6.3%
Communication Services — 0.6%
Interactive Media & Services — 0.6%
X Corp., Term Loan B1 (6 mo. Term SOFR + 6.750%)	10.448%	10/26/29	119,079	117,251 (d)(l)(m)
X Corp., Term Loan B3	9.500%	10/26/29	670,000	668,921 (l)(m)

Total Communication Services				786,172
Consumer Discretionary — 1.0%
Diversified Consumer Services — 0.1%
WW International Inc., Take-Back Term Loan (3 mo. Term SOFR + 6.800%)	10.489%	6/24/30	149,391	132,318 (d)(l)(m)
Hotels, Restaurants & Leisure — 0.9%
Light & Wonder International Inc., Term Loan B2 (1 mo. Term SOFR + 2.250%)	5.986%	4/14/29	1,221,389	1,227,881 (d)(l)(m)

Total Consumer Discretionary				1,360,199
Financials — 3.0%
Consumer Finance — 0.1%
Blackhawk Network Holdings Inc., Term Loan B (3 mo. Term SOFR + 4.000%)	7.672%	3/12/29	118,206	118,917 (d)(l)(m)
Financial Services — 2.7%
Boost Newco Borrower LLC, Term Loan B2 (3 mo. Term SOFR + 2.000%)	5.672%	1/31/31	1,138,522	1,141,727 (d)(l)(m)
Citadel Securities LP, 2024 Term Loan Facility (3 mo. Term SOFR + 2.000%)	5.672%	10/31/31	2,188,681	2,202,645 (d)(l)(m)
Nexus Buyer LLC, Amendment No. 10 Term Loan (1 mo. Term SOFR + 4.000%)	7.716%	7/31/31	129,675	128,892 (d)(l)(m)
Nexus Buyer LLC, Amendment No. 9 Refinancing Term Loan (1 mo. Term SOFR + 3.500%)	7.216%	7/31/31	246,886	243,813 (d)(l)(m)
Total Financial Services				3,717,077
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Starwood Property Mortgage LLC, 2025 Repricing Term Loan (1 mo. Term SOFR + 1.750%)	5.466%	11/18/27	343,020	343,448 (d)(g)(l)(m)

Total Financials				4,179,442
See Notes to Financial Statements.
Western Asset Premier Bond Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Premier Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Industrials — 0.8%
Passenger Airlines — 0.8%
Spirit Airlines LLC, Contingent DIP Facility	—	1/1/30	421,189	$171,719 *(f)(g)(n)
Spirit Airlines LLC, New Money Term Loan (1 mo. Term SOFR + 8.000%)	11.750%	1/2/40	91,904	91,617 (d)(l)(m)
Spirit Airlines LLC, Second New Money Term Loan	—	7/14/26	22,793	19,716 (n)
Spirit Airlines LLC, Third DIP New Money Term Loan	—	7/14/26	45,017	44,876 (n)
United Airlines Inc., Term Loan B (1 mo. Term SOFR + 2.000%)	5.732%	2/22/31	717,324	721,585 (d)(l)(m)

Total Industrials				1,049,513
Information Technology — 0.9%
Semiconductors & Semiconductor Equipment — 0.3%
MKS Instruments Inc., 2025 Dollar Term Loan B (1 mo. Term SOFR + 2.000%)	5.716%	8/17/29	393,377	395,918 (d)(l)(m)
Software — 0.6%
Modena Buyer LLC, Initial Term Loan (3 mo. Term SOFR + 4.250%)	8.090%	7/1/31	198,000	197,365 (d)(l)(m)
X.Ai Corp., Initial Term Loan	12.500%	6/30/28	577,100	607,819 (l)(m)
Total Software				805,184

Total Information Technology				1,201,102
Total Senior Loans (Cost — $8,612,744)				8,576,428
Collateralized Mortgage Obligations(o) — 4.3%
280 Park Avenue Mortgage Trust, 2017-280P F (1 mo. Term SOFR + 3.127%)	6.905%	9/15/34	220,000	214,892 (a)(d)
Bear Stearns ALT-A Trust, 2004-3 A1 (1 mo. Term SOFR + 0.754%)	4.486%	4/25/34	15,730	15,650 (d)
CHL Mortgage Pass-Through Trust, 2005-7 1A1 (1 mo. Term SOFR + 0.654%)	4.386%	3/25/35	115,436	109,557 (d)
Citigroup Commercial Mortgage Trust, 2015-P1 D	3.225%	9/15/48	18,422	17,884 (a)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2020-DNA6 B1 (30 Day Average SOFR + 3.000%)	6.874%	12/25/50	310,000	331,327 (a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2021-DNA7 B2 (30 Day Average SOFR + 7.800%)	11.674%	11/25/41	450,000	473,225 (a)(d)
See Notes to Financial Statements.

Western Asset Premier Bond Fund 2025 Annual Report

 Western Asset Premier Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(o) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2022-DNA2 M2 (30 Day Average SOFR + 3.750%)	7.624%	2/25/42	910,000	$937,543 (a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2022-DNA6 M2 (30 Day Average SOFR + 5.750%)	9.624%	9/25/42	1,000,000	1,078,130 (a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2023-R06 1M2 (30 Day Average SOFR + 2.700%)	6.574%	7/25/43	560,000	576,113 (a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2024-R02 1M2 (30 Day Average SOFR + 1.800%)	5.674%	2/25/44	520,000	523,470 (a)(d)
Federal National Mortgage Association (FNMA), 2004-W15 1A2	6.500%	8/25/44	29,686	31,069
GS Mortgage Securities Corp. II, 2024-70P E	8.965%	3/10/41	270,000	280,744 (a)(d)
Impac CMB Trust, 2004-10 2A (1 mo. Term SOFR + 0.754%)	4.486%	3/25/35	35,470	33,531 (d)
Impac CMB Trust, 2005-2 2A2 (1 mo. Term SOFR + 0.914%)	4.646%	4/25/35	5,113	5,031 (d)
MAFI II Remic Trust, 1998-BI B1	—	11/20/24	67,830	46,749 *(d)(p)
MERIT Securities Corp., 2011-PA B3 (1 mo. USD LIBOR + 2.250%)	7.210%	9/28/32	261,761	222,660 (a)(d)
Morgan Stanley Capital I Trust, 2015-UBS8 C	4.386%	12/15/48	229,016	222,889 (d)
Morgan Stanley Capital I Trust, 2016-BNK2 B	3.485%	11/15/49	430,000	400,137
Prime Mortgage Trust, 2005-2 2XB, IO	1.743%	10/25/32	636,184	33,726 (d)
Prime Mortgage Trust, 2005-5 1X, IO	1.094%	7/25/34	610,663	15,722 (d)
RAMP Trust, 2005-SL2 APO, STRIPS, PO	0.000%	2/25/32	695	651
Sequoia Mortgage Trust, 2003-2 A2 (6 mo. Term SOFR + 1.108%)	4.908%	6/20/33	1,560	1,538 (d)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 2003-9A 2A2	5.881%	3/25/33	14,493	14,184 (d)
UBS Commercial Mortgage Trust, 2018-C15 C	5.137%	12/15/51	285,000	274,262 (d)

Total Collateralized Mortgage Obligations (Cost — $5,732,607)				5,860,684
Sovereign Bonds — 3.9%
Angola — 0.3%
Angolan Government International Bond, Senior Notes	8.000%	11/26/29	400,000	391,087 (a)
See Notes to Financial Statements.
Western Asset Premier Bond Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Premier Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Argentina — 0.6%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	34,715	$30,931
Provincia de Buenos Aires, Senior Notes	6.625%	9/1/37	430,571	331,617 (a)
Provincia de Cordoba, Senior Notes	6.990%	6/1/27	420,000	417,900 (a)
Total Argentina				780,448
Dominican Republic — 0.3%
Dominican Republic International Bond, Senior Notes	4.875%	9/23/32	380,000	366,586 (a)
Mexico — 1.6%
Mexico Government International Bond, Senior Notes	2.659%	5/24/31	360,000	321,300
Mexico Government International Bond, Senior Notes	5.850%	7/2/32	492,000	506,101 (b)
Mexico Government International Bond, Senior Notes	4.350%	1/15/47	1,750,000	1,323,875 (b)
Total Mexico				2,151,276
Panama — 0.9%
Panama Government International Bond, Senior Notes	4.500%	5/15/47	1,650,000	1,313,152
Poland — 0.2%
Bank Gospodarstwa Krajowego, Senior Notes	5.375%	5/22/33	350,000	360,605 (c)

Total Sovereign Bonds (Cost — $5,086,874)				5,363,154
			Shares
Preferred Stocks — 0.6%
Financials — 0.6%
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
AGNC Investment Corp., Non Voting Shares (3 mo. Term SOFR + 4.959%)	8.863%		16,546	406,039 (d)
Chimera Investment Corp., Non Voting Shares (3 mo. Term SOFR + 5.005%)	8.690%		5,224	111,428 (d)
MFA Financial Inc., Non Voting Shares (3 mo. Term SOFR + 5.607%)	9.258%		9,538	217,657 (d)

Total Preferred Stocks (Cost — $770,651)				735,124
See Notes to Financial Statements.

Western Asset Premier Bond Fund 2025 Annual Report

 Western Asset Premier Bond Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 0.2%
Communication Services — 0.2%
Media — 0.2%
EchoStar Corp., Senior Secured Notes (3.875% Cash or 3.875% PIK) (Cost — $89,732)	3.875%	11/30/30	82,932	$277,200 (q)
			Shares
Common Stocks — 0.1%
Communication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Altice France Luxco			8,602	154,922 *

Industrials — 0.0%††
Passenger Airlines — 0.0%††
Spirit Aviation Holdings Inc.			5,706	1,432 *

Total Common Stocks (Cost — $98,429)				156,354
		Expiration Date	Rights
Rights — 0.0%††
Communication Services — 0.0%††
Diversified Telecommunication Services — 0.0%††
Altice France Luxco (Cost — $0)		—	685	11,371 *
Total Investments before Short-Term Investments (Cost — $191,533,980)				198,969,630
	Rate		Shares
Short-Term Investments — 0.6%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $828,276)	3.739%		828,276	828,276 (r)(s)
Total Investments — 146.6% (Cost — $192,362,256)				199,797,906
Liabilities in Excess of Other Assets — (46.6)%				(63,476,683)
Total Net Assets — 100.0%				$136,321,223

See Notes to Financial Statements.
Western Asset Premier Bond Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Premier Bond Fund
†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	Represents less than 0.1%.
*	Non-income producing security.
(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 5).
(c)
Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the
United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Security has no maturity date. The date shown represents the next call date.
(f)	Security is fair valued in accordance with procedures approved by the Board of Trustees (Note 1).
(g)	Security is valued using significant unobservable inputs (Note 1).
(h)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(i)	Value is less than $1.
(j)	Securities traded on a when-issued or delayed delivery basis.
(k)	The coupon payment on this security is currently in default as of December 31, 2025.
(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(n)	All or a portion of this loan has not settled as of December 31, 2025. Interest rates are not effective until settlement date. Interest rates shown, if any, are for the settled portion of the loan.
(o)
Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(p)	The maturity principal is currently in default as of December 31, 2025.
(q)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.
(r)	Rate shown is one-day yield as of the end of the reporting period.
(s)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2025, the total market value of investments in Affiliated
Companies was $828,276 and the cost was $828,276 (Note 8).

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2025 Annual Report

 Western Asset Premier Bond Fund
Abbreviation(s) used in this schedule:
CAS	—	Connecticut Avenue Securities
CLO	—	Collateralized Loan Obligation
DAC	—	Designated Activity Company
DIP	—	Debtor-in-possession
EUR	—	Euro
GBP	—	British Pound
ICE	—	Intercontinental Exchange
IO	—	Interest Only
JSC	—	Joint Stock Company
LIBOR	—	London Interbank Offered Rate
PIK	—	Payment-In-Kind
PO	—	Principal Only
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
SONIA	—	Sterling Overnight Index Average
STRIPS	—	Separate Trading of Registered Interest and Principal Securities
USD	—	United States Dollar
At December 31, 2025, the Fund had the following open reverse repurchase agreements:
Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Deutsche Bank AG	4.160%	12/17/2025	3/11/2026	$4,851,485	Corporate Bonds & Notes	$5,150,842
Royal Bank of Canada	4.290%	11/25/2025	2/26/2026	1,392,300	Corporate Bonds & Notes	1,475,991
				$6,243,785		$6,626,833

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.
**	Including accrued interest.
At December 31, 2025, the Fund had the following open forward foreign currency contracts:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	83,217	GBP	62,666	BNP Paribas SA	1/16/26	$(1,253)
USD	442,898	GBP	329,311	BNP Paribas SA	1/16/26	(989)
EUR	12,115	USD	14,251	Citibank N.A.	1/16/26	(2)
GBP	9,172	USD	12,340	Citibank N.A.	1/16/26	24
See Notes to Financial Statements.
Western Asset Premier Bond Fund 2025 Annual Report

Schedule of investments (cont’d)
December 31, 2025
 Western Asset Premier Bond Fund
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	619,214	EUR	533,058	JPMorgan Chase & Co.	1/16/26	$(7,711)
Net unrealized depreciation on open forward foreign currency contracts						$(9,931)

Abbreviation(s) used in this table:
EUR	—	Euro
GBP	—	British Pound
USD	—	United States Dollar
See Notes to Financial Statements.

Western Asset Premier Bond Fund 2025 Annual Report

Statement of assets and liabilities
December 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost — $191,533,980)	$198,969,630
Investments in affiliated securities, at value (Cost — $828,276)	828,276
Foreign currency, at value (Cost — $77,251)	71,557
Cash	307
Interest and dividends receivable from unaffiliated investments	2,958,990
Dividends receivable from affiliated investments	8,408
Unrealized appreciation on forward foreign currency contracts	24
Prepaid expenses	665
Total Assets	202,837,857
Liabilities:
Loan payable (Note 5)	59,000,000
Payable for open reverse repurchase agreements (Note 3)	6,243,785
Payable for securities purchased	746,393
Interest and commitment fees payable	278,777
Investment management fee payable	72,584
Administration fee payable	21,430
Unrealized depreciation on forward foreign currency contracts	9,955
Trustees’ fees payable	208
Accrued expenses	143,502
Total Liabilities	66,516,634
Total Net Assets	$136,321,223
Net Assets:
Common shares, no par value, unlimited number of shares authorized, 11,865,600 shares issued and outstanding	$155,226,790
Total distributable earnings (loss)	(18,905,567)
Total Net Assets	$136,321,223
Shares Outstanding	11,865,600
Net Asset Value	$11.49
See Notes to Financial Statements.
Western Asset Premier Bond Fund 2025 Annual Report

Statement of operations
For the Year Ended December 31, 2025

Investment Income:
Interest	$13,653,645
Dividends from affiliated investments	76,559
Dividends from unaffiliated investments	67,948
Less: Foreign taxes withheld	(3,872)
Total Investment Income	13,794,280
Expenses:
Interest expense (Notes 3 and 5)	3,379,148
Investment management fee (Note 2)	1,097,570
Audit and tax fees	74,866
Shareholder reports	44,883
Fund accounting fees	42,100
Transfer agent fees	41,969
Legal fees	21,420
Commitment fees (Note 5)	19,771
Trustees’ fees	19,606
Stock exchange listing fees	12,500
Insurance	1,314
Custody fees	1,306
Miscellaneous expenses	13,323
Total Expenses	4,769,776
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,019)
Net Expenses	4,767,757
Net Investment Income	9,026,523
Realized and Unrealized Gain (Loss) on Investments, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions in unaffiliated securities	1,132,700
Swap contracts	33,036
Forward foreign currency contracts	9,297
Foreign currency transactions	4,286
Net Realized Gain	1,179,319
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	3,795,270
Swap contracts	8,419
Forward foreign currency contracts	(193,213)
Foreign currencies	26,138
Change in Net Unrealized Appreciation (Depreciation)	3,636,614
Net Gain on Investments, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	4,815,933
Increase in Net Assets From Operations	$13,842,456
See Notes to Financial Statements.

Western Asset Premier Bond Fund 2025 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2025	2024
Operations:
Net investment income	$9,026,523	$8,772,416
Net realized gain	1,179,319	249,438
Change in net unrealized appreciation (depreciation)	3,636,614	(2,696,082)
Increase in Net Assets From Operations	13,842,456	6,325,772
Distributions to Shareholders From (Note 1):
Total distributable earnings	(9,047,554)	(9,967,104)
Return of capital	(919,550)	—
Decrease in Net Assets From Distributions to Shareholders	(9,967,104)	(9,967,104)
Increase (Decrease) in Net Assets	3,875,352	(3,641,332)
Net Assets:
Beginning of year	132,445,871	136,087,203
End of year	$136,321,223	$132,445,871
See Notes to Financial Statements.
Western Asset Premier Bond Fund 2025 Annual Report

Statement of cash flows
For the Year Ended December 31, 2025

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$13,842,456
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(112,266,199)
Sales of portfolio securities	112,698,828
Net purchases, sales and maturities of short-term investments	5,547,512
Payment-in-kind	(5,874)
Net amortization of premium (accretion of discount)	(1,708,678)
Securities litigation proceeds	6,394
Increase in interest and dividends receivable from unaffiliated investments	(454,348)
Decrease in receivable from brokers — net variation margin on centrally cleared swap contracts	554
Increase in prepaid expenses	(64)
Decrease in other receivables	4,783
Increase in dividends receivable from affiliated investments	(4,371)
Decrease in principal paydown receivable	804
Decrease in payable for securities purchased	(2,272,947)
Increase in investment management fee payable	437
Decrease in Trustees’ fees payable	(389)
Increase in administration fee payable	183
Increase in interest and commitment fees payable	(40,673)
Increase in accrued expenses	24,237
Net realized gain on investments	(1,132,700)
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	(3,602,057)
Net Cash Provided in Operating Activities*	10,637,888
Cash Flows from Financing Activities:
Distributions paid on common stock	(9,967,104)
Decrease in payable for open reverse repurchase agreements	(936,390)
Net Cash Used by Financing Activities	(10,903,494)
Net Decrease in Cash and Restricted Cash	(265,606)
Cash and restricted cash at beginning of year	337,470
Cash and restricted cash at end of year	$71,864

*	Included in operating expenses is $3,439,592 paid for interest and commitment fees on borrowings.
The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of
Cash Flows.
December 31, 2025
Cash	$71,864
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	$71,864
See Notes to Financial Statements.

Western Asset Premier Bond Fund 2025 Annual Report

Financial highlights

For a common share outstanding throughout each year ended December 31:
	2025[1]	2024[1]	2023[1]	2022[1]	2021[1]
Net asset value, beginning of year	$11.16	$11.47	$11.23	$14.32	$14.85
Income (loss) from operations:
Net investment income	0.76	0.74	0.77	0.82	0.87
Net realized and unrealized gain (loss)	0.41	(0.21)	0.27	(3.12)	(0.61)
Total income (loss) from operations	1.17	0.53	1.04	(2.30)	0.26
Less distributions from:
Net investment income	(0.76)	(0.84)	(0.80)	(0.79)	(0.79)
Return of capital	(0.08)	—	—	—	—
Total distributions	(0.84)	(0.84)	(0.80)	(0.79)	(0.79)
Net asset value, end of year	$11.49	$11.16	$11.47	$11.23	$14.32
Market price, end of year	$11.03	$10.77	$10.80	$10.64	$14.33
Total return, based on NAV[2,3]	10.89%	4.81%	9.77%	(16.21)%	1.80%
Total return, based on Market Price[4]	10.52%	7.69%	9.57%	(20.29)%	6.87%
Net assets, end of year (millions)	$136	$132	$136	$133	$170
Ratios to average net assets:
Gross expenses	3.55%	3.71%	3.29%	2.19%	1.22%
Net expenses[5,6]	3.55	3.71	3.29	2.19	1.22
Net investment income	6.73	6.54	6.94	6.80	5.93
Portfolio turnover rate	57%	43%	36%	72%	32%
Supplemental data:
Loan Outstanding, End of Year (000s)	$59,000	$59,000	$47,500	$57,500	$57,500
Asset Coverage Ratio for Loan Outstanding[7]	331%	324%	386%	332%	395%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[7]	$3,311	$3,245	$3,865	$3,317	$3,954
Weighted Average Loan (000s)	$59,000	$54,458	$48,240	$57,500	$57,500
Weighted Average Interest Rate on Loan	5.14%	6.04%	5.81%	2.42%	0.80%

[1]	Per share amounts have been calculated using the average shares method.
[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[5]	Reflects fee waivers and/or expense reimbursements.
[6]
The investment adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.
See Notes to Financial Statements.
Western Asset Premier Bond Fund 2025 Annual Report

Notes to financial statements
1. Organization and significant accounting policies
Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002. The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the adviser to be unreliable, the market price may be determined by the adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s adviser has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s adviser is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s

Western Asset Premier Bond Fund 2025 Annual Report

adviser and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Western Asset Premier Bond Fund 2025 Annual Report

Notes to financial statements (cont’d)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Energy	—	$30,989,411	$314,811	$31,304,222
Financials	—	36,226,265	0 *	36,226,265
Other Corporate Bonds & Notes	—	100,009,079	—	100,009,079
Asset-Backed Securities	—	10,449,749	—	10,449,749
Senior Loans:
Financials	—	3,835,994	343,448	4,179,442
Industrials	—	877,794	171,719	1,049,513
Other Senior Loans	—	3,347,473	—	3,347,473
Collateralized Mortgage Obligations	—	5,860,684	—	5,860,684
Sovereign Bonds	—	5,363,154	—	5,363,154
Preferred Stocks	$735,124	—	—	735,124
Convertible Bonds & Notes	—	277,200	—	277,200
Common Stocks:
Communication Services	—	154,922	—	154,922
Industrials	1,432	—	—	1,432
Rights	—	11,371	—	11,371
Total Long-Term Investments	736,556	197,403,096	829,978	198,969,630
Short-Term Investments†	828,276	—	—	828,276
Total Investments	$1,564,832	$197,403,096	$829,978	$199,797,906
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$24	—	$24
Total	$1,564,832	$197,403,120	$829,978	$199,797,930
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$9,955	—	$9,955

†	See Schedule of Investments for additional detailed categorizations.
*	Amount represents less than $1.
††	Reflects the unrealized appreciation (depreciation) of the instruments.

Western Asset Premier Bond Fund 2025 Annual Report

(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(c) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.
In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.
Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.
OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as
Western Asset Premier Bond Fund 2025 Annual Report

Notes to financial statements (cont’d)
realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.
The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2025, the Fund did not hold any credit default swaps to sell protection.
For average notional amounts of swaps held during the year ended December 31, 2025, see Note 4.
Credit default swaps
The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap, provided that there is no credit event. If the Fund is a seller of protection and a credit event  occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.
Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Western Asset Premier Bond Fund 2025 Annual Report

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.
Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.
(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.
The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.
(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.
The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.
(f) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed
Western Asset Premier Bond Fund 2025 Annual Report

Notes to financial statements (cont’d)
upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.
(g) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.
Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.
(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the

Western Asset Premier Bond Fund 2025 Annual Report

difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.
(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty
Western Asset Premier Bond Fund 2025 Annual Report

Notes to financial statements (cont’d)
risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.
With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.
The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.
Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.
As of December 31, 2025, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $9,955. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

Western Asset Premier Bond Fund 2025 Annual Report

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. The actual source of the Fund’s monthly distributions may be from net investment income, realized capital gains, return of capital or a combination thereof. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(o) Compensating balance arrangements. The Fund had an arrangement with its custodian bank whereby a portion of the custodian’s fees was paid indirectly by credits earned on the Fund’s cash on deposit with the bank. Effective April 1, 2025, any cash on deposit with the bank will earn interest and be recognized as interest income on the Statement of Operations.
(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2025, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for the prior three fiscal years are subject to examination by the Internal Revenue Service and state departments of revenue.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.
Western Asset Premier Bond Fund 2025 Annual Report

Notes to financial statements (cont’d)
2. Investment management agreement and other transactions with affiliates
The Fund has a management agreement with Western Asset Management Company, LLC (“Western Asset”). Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). Pursuant to a Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited (“Western London”), Western Asset pays monthly a portion of the fees it receives from the Fund to Western London at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that Western London manages. Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) and Western Asset Management Company Ltd (“Western Asset Japan”) are additional investment advisers to the Fund under portfolio management agreements between Western Asset and Western Asset Singapore and Western Asset and Western Asset Japan, respectively. Western Asset pays monthly a portion of the fees it receives from the Fund to each Western Asset Singapore and Western Asset Japan at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that each Western Asset Singapore and Western Asset Japan manages.
Western Asset Singapore and Western Asset Japan provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments in Asia (excluding Japan) and Japan, respectively.
Under the terms of the administration services agreement between Western Asset and Franklin Templeton Fund Adviser, LLC (“FTFA”), Western Asset pays FTFA a monthly fee at an annual rate of 0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500.
Western Asset has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).
During the year ended December 31, 2025, fees waived and/or expenses reimbursed amounted to $2,019, all of which was an affiliated money market fund waiver.
FTFA, Western Asset, Western London, Western Asset Singapore and Western Asset Japan are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
During periods in which the Fund utilizes financial leverage, the fees paid to the investment adviser will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.
All officers and one Trustee of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

Western Asset Premier Bond Fund 2025 Annual Report

3. Investments
During the year ended December 31, 2025, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$104,670,763	$7,595,436
Sales	103,940,346	8,758,482
At December 31, 2025, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$192,574,348	$9,308,413	$(2,084,855)	$7,223,558
Forward foreign currency contracts	—	24	(9,955)	(9,931)
Transactions in reverse repurchase agreements for the Fund during the year ended December 31, 2025 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$6,419,043	4.671%	$7,203,229

* Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.
Interest rates on reverse repurchase agreements ranged from 4.160% to 5.120% during the year ended December 31, 2025. Interest expense incurred on reverse repurchase agreements totaled $304,002.
4. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2025.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$24

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$9,955

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
Western Asset Premier Bond Fund 2025 Annual Report

Notes to financial statements (cont’d)
The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2025. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Swap contracts	—	$33,036	$33,036
Forward foreign currency contracts	$9,297	—	9,297
Total	$9,297	$33,036	$42,333

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Swap contracts	—	$8,419	$8,419
Forward foreign currency contracts	$(193,213)	—	(193,213)
Total	$(193,213)	$8,419	$(184,794)
During the year ended December 31, 2025, the volume of derivative activity for the Fund was as follows:

Average Market Value*
Forward foreign currency contracts (to buy)	$330,834
Forward foreign currency contracts (to sell)	1,849,796
Average Notional Balance**
Credit default swap contracts (sell protection)†	$886,308

*	Based on the average of the market values at each month-end during the period.
**	Based on the average of the notional amounts at each month-end during the period.
†	At December 31, 2025, there were no open positions held in this derivative.
The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2025.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2,3]
BNP Paribas SA	—	$(2,242)	$(2,242)	—	$(2,242)
Citibank N.A.	$24	(2)	22	—	22
JPMorgan Chase & Co.	—	(7,711)	(7,711)	—	(7,711)
Total	$24	$(9,955)	$(9,931)	—	$(9,931)

Western Asset Premier Bond Fund 2025 Annual Report

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[3]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
5. Loan
The Fund has a Margin Loan and Security Agreement (the “Credit Agreement”) with Bank of America, N.A. (“BofA”) that allows the Fund to borrow up to an aggregate amount of $72,000,000 and renews daily for a 179-day term unless notice to the contrary is given to the Fund. The Fund pays interest on borrowings calculated based on the Secured Overnight Financing Rate (“SOFR”) plus applicable margin. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.20% except that the commitment fee is 0.15% when the aggregate outstanding balance of the loan is equal to or greater than 50% of the maximum commitment amount. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of BofA. The Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. For the year ended December 31, 2025, the Fund incurred commitment fees and interest expense of $19,771 and $3,075,146, respectively, related to the Credit Agreement. For the year ended December 31, 2025, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $59,000,000 and the weighted average interest rate was 5.14%. At December 31, 2025, the Fund had $59,000,000 of borrowings outstanding.
6. Distributions subsequent to December 31, 2025
The following distributions have been declared by the Board and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
1/23/2026	1/30/2026	$0.0700
2/20/2026	2/27/2026	$0.0700
3/24/2026	3/31/2026	$0.0700
4/23/2026	4/30/2026	$0.0700
5/21/2026	5/29/2026	$0.0700
7. Share repurchase program
On November 20, 2015, the Fund announced that the Fund’s Board had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common shares when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase its common shares at such times and in such amounts as management reasonably believes may enhance shareholder value.
Western Asset Premier Bond Fund 2025 Annual Report

Notes to financial statements (cont’d)
The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the years ended December 31, 2025, and December 31, 2024, the Fund did not repurchase any shares.
Since the commencement of the share repurchase program through December 31, 2025, the Fund repurchased 44,671 shares or 0.38% of its common shares outstanding for a total amount of $462,743.
8. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2025. The following transactions were effected in such company for the year ended December 31, 2025.

	Affiliate Value at December 31, 2024	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$2,219,515	$56,200,013	56,200,013	$57,591,252	57,591,252

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2025
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$76,559	—	$828,276
9. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2025	2024
Distributions paid from:
Ordinary income	$9,047,554	$9,967,104
Tax return of capital	919,550	—
Total distributions paid	$9,967,104	$9,967,104

Western Asset Premier Bond Fund 2025 Annual Report

As of December 31, 2025, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(26,124,065)
Other book/tax temporary differences(a)	9,931
Unrealized appreciation (depreciation)(b)	7,208,567
Total distributable earnings (loss) — net	$(18,905,567)

*
These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on foreign currency contracts.
(b)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, book/tax differences in the accrual of interest income on securities in default and other book/tax basis adjustments.

10. Operating segments
The Fund operates as a single operating segment, which is an investment portfolio. A management group assigned to the Fund within the Fund’s investment manager serves as the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Fund’s operating results and allocating resources in accordance with the Fund’s investment strategy. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related Notes to Financial Statements. The Fund’s Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.
Western Asset Premier Bond Fund 2025 Annual Report

Report of independent registered public accounting firm
To the Board of Trustees and Shareholders of Western Asset Premier Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Premier Bond Fund (the “Fund”) as of December 31, 2025, the related statements of operations and cash flows for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
February 20, 2026
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Premier Bond Fund 2025 Annual Report

Additional information (unaudited)
Information about Trustees and Officers
The business and affairs of Western Asset Premier Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, One Madison Avenue, 17th Floor, New York, NY 10010.
Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-888-777-0102.
Independent Trustees†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees and Chair of Audit Committee
Term of office and year service began[1]	Since 2013
Principal occupation(s) during the past five years
Board Member of Excellent Education Development
(since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial
Officer (2009 to 2016) at University of Southern California; and
formerly, Board Member of Great Public Schools Now (2018
to 2022)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)[3]	49
Other Trusteeships held by Trustee during the past five years	None
Jane F. Dasher
Year of birth	1949
Position(s) held with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees
Term of office and year service began[1]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)[3]	49
Other Trusteeships held by Trustee during the past five years	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)
Western Asset Premier Bond Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers
Independent Trustees† (cont’d)
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees
Term of office and year service began[1]	Since 1998
Principal occupation(s) during the past five years
President of Tubman Truth Corp. (since 2015); Vice President
(since 2017), Member of the Executive Board (since 2013) and
Member of the International Olympic Committee (since 1986);
and President Emeritus (since 2015) and formerly, President
(1987 to 2015) and Director (1990 to 2015) of LA84 (formerly
Amateur Athletic Foundation of Los Angeles)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)[3]	49
Other Trusteeships held by Trustee during the past five years	None
Susan B. Kerley
Year of birth	1951
Position(s) held with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees and Chair of Investment and Performance Committee
Term of office and year service began[1]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)[3]	49
Other Trusteeships held by Trustee during the past five years
Director and Trustee (since 1990) and Chairman (2017 to 2024 and 2005 to 2012) of various series of New York Life
Investments Family of Funds (86 funds), including certain series previously known as the MainStay Family of Funds; formerly,
Chairman of the Independent Directors Council (2012 to 2014);
ICI Executive Committee (2011 to 2014); and Investment
Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson
Year of birth	1959
Position(s) held with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees
Term of office and year service began[1]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)[3]	49
Other Trusteeships held by Trustee during the past five years	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); and Republic Services, Inc. (since 2009)

Western Asset Premier Bond Fund

Independent Trustees† (cont’d)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees
Term of office and year service began[1]	Since 2007
Principal occupation(s) during the past five years
Director and Advisor (since 2017) and formerly, Executive Vice
President and Chief Operating Officer (2002 to 2016) of Lowe
Enterprises, Inc. (privately held real estate and hospitality firm);
and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)[3]	49
Other Trusteeships held by Trustee during the past five years	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)
William E.B. Siart
Year of birth	1946
Position(s) held with Fund	Trustee and Chair of the Board and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees and Chair of Executive and Contracts Committee
Term of office and year service began[1]	Since 1997
Principal occupation(s) during the past five years
Chairman of Excellent Education Development (since 2000);
formerly, Chairman of Great Public Schools Now (2015 to 2020);
Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt
Disney Concert Hall, Inc. (1998 to 2006)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)[3]	49
Other Trusteeships held by Trustee during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)
Western Asset Premier Bond Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers
Independent Trustees† (cont’d)
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees and Chair of Governance and Nominating Committee
Term of office and year service began[1]	Since 2004
Principal occupation(s) during the past five years
Corporate Board Member and Advisor (since 2004); formerly,
Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills
(internet innovator in bill presentment/payment space) (1999 to
2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)[3]	49
Other Trusteeships held by Trustee during the past five years
Director of Columbia Bank (2025 to present, coincident with
Columbia Bank’s acquisition of Pacific Premier Bank); formerly,
Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank
(2019 to 2025); Director of EXL (operations management and
analytics company) (2018 to 2025); Director of LifeLock, Inc.
(identity theft protection company) (2015 to 2017); Director of
CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle
Entertainment, Inc. (gaming and hospitality company) (2012 to
2018)

Peter J. Taylor
Year of birth	1958
Position(s) held with Fund	Trustee and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees, and Coordinator of Alternative Investments
Term of office and year service began[1]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)[3]	49
Other Trusteeships held by Trustee during the past five years
Director of Pacific Mutual Holding Company (since 2016);[5] Ralph
M. Parson Foundation (since 2015); Edison International
(since 2011); formerly, Director of 23andMe, Inc. (genetics
and health care services company) (2021 to 2024); Member
of the Board of Trustees of California State University
system (2015 to 2022); and Kaiser Family Foundation (2012
to 2022)

Western Asset Premier Bond Fund

Interested Trustee
Ronald L. Olson[6]
Year of birth	1941
Position(s) held with Fund	Trustee and Member of Investment and Performance Committee
Term of office and year service began[1]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)[3]	49
Other Trusteeships held by Trustee during the past five years	Director of Andersen Group Inc. (professional services company) (since 2025); formerly, Director of Berkshire Hathaway, Inc. (1997 to 2025); Director of Provivi, Inc. (2017 to 2024)

Interested Trustee and Officer
Jane Trust, CFA[7]
Year of birth	1962
Position(s) held with Fund	Trustee and Member of Investment and Performance Committee, President and Chief Executive Officer
Term of office and year service began[1]	Since 2015
Principal occupation(s) during the past five years
Senior Vice President, Fund Board Management, Franklin
Templeton (since 2020); Officer and/or Trustee/Director of 118 funds associated with FTFA or its affiliates (since 2015); Trustee of Putnam Family of Funds consisting of 105 portfolios; President and Chief Executive Officer of FTFA (since 2015); formerly, Senior
Managing Director (2018 to 2020) and Managing Director (2016
to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and
Senior Vice President of FTFA (2015)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)[3]	Trustee/Director of Franklin Templeton funds consisting of 118 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other Trusteeships held by Trustee during the past five years	None

Additional Officers
Ted P. Becker
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1951
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and year service began[8]	Since 2007
Principal occupation(s) during the past five years
Vice President, Global Compliance of Franklin Templeton
(since 2020); Chief Compliance Officer of FTFA (since 2006);
Chief Compliance Officer of certain funds associated with Legg
Mason & Co. or its affiliates (since 2006); formerly, Director of
Global Compliance at Legg Mason (2006 to 2020); Managing
Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Premier Bond Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers
Additional Officers (cont’d)
Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and year service began[8]	Since 2020
Principal occupation(s) during the past five years
Associate General Counsel of Franklin Templeton (since 2020);
Secretary and Chief Legal Officer (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); formerly, Managing Director (2016
to 2020) and Associate General Counsel of Legg Mason & Co.
(2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund	Senior Vice President
Term of office[1] and year service began[8]	Since 2022
Principal occupation(s) during the past five years
Senior Associate General Counsel to Franklin Templeton
(since 2020); Senior Vice President (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); Secretary of FTFA (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered
investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005
to 2020)

Christopher Berarducci
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1974
Position(s) held with Fund	Treasurer and Principal Financial Officer
Term of office[1] and year service began[8]	Since 2019
Principal occupation(s) during the past five years
Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and Principal
Financial Officer (since 2019) of certain funds associated with
Legg Mason & Co. or its affiliates; formerly, Managing
Director (2020), Director (2015 to 2020), and Vice President (2011
to 2015) of Legg Mason & Co.

Western Asset Premier Bond Fund

Additional Officers (cont’d)
Jeanne M. Kelly
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1951
Position(s) held with Fund	Senior Vice President
Term of office[1] and year service began[8]	Since 2007
Principal occupation(s) during the past five years
U.S. Fund Board Team Manager, Franklin Templeton (since 2020);
Senior Vice President of certain funds associated with Legg
Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of
LMAS and LMFAM (since 2015); formerly, Managing Director of
Legg Mason & Co. (2005 to 2020); and Senior Vice President of
LMFAM (2013 to 2015)

†Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1Each of the Trustees of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law and the rules of the New York Stock Exchange. Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.
2The term “fund complex” means two or more registered investment companies that:
  (a) hold themselves out to investors as related companies for purposes of investment and investor services; or
(b) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
3Each board member also serves as a member of the Boards of Western Asset Inflation-Linked Opportunities & Income Fund, Western Asset Inflation-Linked Income Fund and Western Asset Investment Grade Income Fund Inc. (each a closed-end investment company) and the portfolios of Western Asset Funds, Inc., Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Variable Income Trust and Master Portfolio Trust (each an open-end investment company), which are all considered part of the same fund complex as the Fund.
4Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the non-Microsoft investments of Mr. Gates and all of the investments of the Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts. Since December 31, 2023, at no time did the value of those investment portfolios exceed 1.50% of Western Asset’s total assets under management. No changes to these arrangements are currently contemplated.
5Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from FTFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.
6Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.
7Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.
8Indicates the earliest year in which the officer took such office. Each officer of the Fund is an “interested person” (as defined above) of the Fund.
Western Asset Premier Bond Fund

Annual chief executive officer and
principal financial officer certifications (unaudited)
The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Premier Bond Fund

Other shareholder communications regarding accounting matters (unaudited)
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Franklin Resources Inc.
Compliance Department
One Madison Avenue, 17th Floor
New York, NY 10010
Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.
Western Asset Premier Bond Fund

Summary of information regarding the Fund (unaudited)
Investment  Objective
The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.
Principal Investment Policies and Strategies
Under normal market conditions, the Fund expects to invest substantially all (but at least 80%) of its total managed assets1 in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities, and at least 65% of its total managed assets in bonds that, at the time of purchase, are of investment grade quality. Investment grade quality bonds are bonds rated within a rating agency’s four highest grades (Baa or BBB or higher by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or another nationally recognized rating agency) or bonds that are unrated but judged to be of comparable quality by Western Asset. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality (commonly referred to as “junk” bonds) at the time of purchase.
The Fund expects that the average effective duration2 of its portfolio will range between 3.5 and seven years, although this target duration may change from time to time. If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.
The Fund may invest in commercial mortgage-related securities. Other mortgage-related securities in which the Fund may invest include residential mortgage-related securities, mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”), interests in real estate mortgage investment conduits, adjustable rate mortgages, real estate investment trusts (“REITs”), including debt and preferred stock issued by REITs, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund may also invest in other types of asset-backed securities that are offered in the marketplace.
The Fund may also enter into dollar roll transactions in which the Fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time.
1
“Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).
2
Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates. Funds that employ leverage calculate effective duration based off of net assets.

Western Asset Premier Bond Fund

The Fund currently anticipates leveraging its portfolio by borrowing an aggregate amount of up to 33 1/3% of its total managed assets from one or more banks or other financial institutions. The Fund may also borrow through reverse repurchase agreements, credit default swaps, dollar rolls and other investment techniques. The Fund may (but is not required to) cover its commitments under these instruments by the segregation of liquid assets, equal in value to the amount of the Fund’s commitments, or by entering into offsetting transactions or owning positions covering its obligations. To the extent these instruments are so covered, investment in the instruments will not be considered “leverage” by the Fund. The Fund is permitted to incur leverage in an amount up to 38% of its total managed assets.  The precise amount of leverage used by the Fund may vary from time to time, and the Fund will not necessarily incur the maximum amount of leverage permitted.
The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar.  Trust preferred interests and capital securities are considered bonds and not preferred stock for purposes of the foregoing guidelines. Western Asset may, but is not required to, use a variety of derivative instruments to earn income, facilitate portfolio management and mitigate risks, including currency risk. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, warrants and swaps, including credit default swaps.
Upon Western Asset’s recommendation, during temporary defensive periods  and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its total managed assets in short-term investments, including, but not limited to, U.S. government securities, certificates of deposit, bankers’ acceptances, commercial paper and repurchase agreements. Short-term investments will be counted as bonds for purposes of the 80% test described above. The Fund may not achieve its investment objective under these circumstances.
The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations the principal and/or interest of which is determined by reference to the performance of a benchmark asset or market (an “embedded index”), such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds.
The Fund may invest up to 10% of its total managed assets in securities of other closed-end or open-end investment companies that invest primarily in bonds or other securities and instruments of the types in which the Fund may invest directly. This limitation applies only at the time a security is purchased, and the Fund is not required to dispose of securities if, due to market movements, greater than 10% of the Fund’s assets are invested in securities
Western Asset Premier Bond Fund

Summary of information regarding the Fund (unaudited) (cont’d)
of other investment companies. The Fund may also invest in money market funds, including funds affiliated with Western Asset or the Fund’s subadvisers.
The Fund may borrow money in an amount up to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities.
Consistent with the Fund’s investment objective and policies, Western Asset may invest in new types of securities and engage in new types of investment practices if Western Asset believes that these investments and investment techniques may assist the Fund in achieving its investment objective. In addition, Western Asset may use investment techniques and instruments that are not specifically described herein.
Principal Risk Factors
The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss.
Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the Fund’s common shares represents an indirect investment in the fixed income securities and other investments owned by the Fund. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your common shares may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Whether investors will realize gains or losses upon the sale of the common share will depend not upon the Fund’s net asset value but upon whether the market price of the common share at the time of sale is above or below the investor’s purchase price for the common share.
Because the market price of the common share will be determined by factors such as relative supply of and demand for the common share in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the common share will trade at, above or below net asset value or at,

Western Asset Premier Bond Fund

above or below the initial public offering price. The Fund’s common share is designed primarily for long term investors and you should not view the Fund as a vehicle for trading purposes.
Fixed Income Securities Risk.  In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high-yield securities, are also subject to certain risks, including:
• Issuer Risk.  The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
• Interest Rate Risk.  The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including swaps, futures contracts, options on futures and options based on U.S. Treasury securities, for the purpose of reducing the interest rate sensitivity of the portfolio, although there is no assurance that it will do so or that such strategies will be successful. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk.
• Prepayment Risk.  Many issuers have a right to prepay their securities. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
• Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings
Western Asset Premier Bond Fund

Summary of information regarding the Fund (unaudited) (cont’d)
rate. A decline in income could affect the Fund’s common share price, its distributions or its overall return.
• Duration Risk.  For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.
Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 bps if its yield goes up by 10 bps, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 bps if its yield goes up by 10 bps. The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the Fund’s portfolio manager may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.
A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Western Asset Premier Bond Fund

• Extension Risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile.
Financials Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on the financial services sector and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Energy Sector Risk.  The Fund may be susceptible to adverse economic or regulatory occurrences affecting the energy sector. The Fund’s performance may be susceptible to fluctuations in commodity prices, changes in the supply of or demand for energy commodities, an inability to acquire additional energy deposits sufficient to replace the natural depletion of existing reserves, environmental and safety regulations, seasonal and extreme weather, catastrophic events or accidents, acquisition costs and erroneous assumptions regarding new acquisitions and the cyclical fluctuation and intense price competition inherent to the energy industry. Additionally, companies operating in the energy sector are subject to industry-specific risks related to infrastructure, which includes transportation via pipeline, the gathering, processing and midstream storage of resources, variations in upstream and downstream demand, and the effects of land, weather and unforeseen events on oil, oilfields, coal stockpiles, power infrastructure and marine transportation.
Credit Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Western Asset Premier Bond Fund

Summary of information regarding the Fund (unaudited) (cont’d)
Counterparty Risk. The Fund may enter into transactions with counterparties that become unable or unwilling to fulfill their contractual obligations. There can be no assurance that any such counterparty will not default on its obligations to the Fund. In the event of a counterparty default, the Fund may be hindered or delayed in exercising rights against a counterparty and may experience significant losses. To the extent that the Fund enters into multiple transactions with a single or small set of counterparties, the Fund will be subject to increased counterparty risk.
Lower and Unrated Securities Risk. The Fund may invest in below investment grade securities (commonly referred to as “high-yield” securities or “junk bonds”) at the time of investment. High yield debt securities are generally subject to greater credit risks than higher-grade debt securities, including the risk of default on the payment of interest or principal. High yield debt securities are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield debt securities tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Leverage Risk. The value of your investment may be more volatile if the Fund uses leverage through borrowing of money and, under certain circumstances, reverse repurchase agreements, credit default swaps, dollar roll transactions and other investment techniques. The Fund’s leveraging strategy may not be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage will cause greater changes in the Fund’s net asset value than if leverage were not used. The Fund will also have to pay interest with respect to its leverage, which may reduce the Fund’s return. This expense may be greater than the Fund’s return on the underlying investments. It is anticipated that interest with respect to leverage will be based on shorter-term interest rates that would be periodically reset. There can be no assurance that the use of leverage will result in a higher yield on the shares. When leverage is employed, the net asset value and market price of the shares and the yield to shareholders will be more volatile. The use of leverage will cause the Fund’s net asset value to fall more sharply in response to increases in interest rates than it would in the absence of the use of leverage. Leverage creates two major types of risks for shareholders: the likelihood of greater volatility of net asset value and market price of the shares because changes in the value of the Fund’s assets, including investments bought with the proceeds from the use of leverage, are borne entirely by the shareholders; and the possibility either that net investment income will fall if the interest and dividend rates on leverage rise or that net investment income will fluctuate because the interest and dividend rates on leverage vary.

Western Asset Premier Bond Fund

Because the fees received by Western Asset are based on the average weekly value of the Fund’s total managed assets, Western Asset has a financial incentive for the Fund to incur leverage, which may create a conflict of interest between Western Asset and the shareholders. The fees paid to Franklin Templeton Fund Adviser, LLC are also based on the average weekly assets of the Fund.
Foreign Securities and Emerging Markets Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries.  Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Securities and Exchange Commission (the “SEC”), the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign investments may also be adversely affected by U.S. government or international interventions, restrictions or economic sanctions, which could negatively affect the value of an investment or result in the Fund selling an investment at a disadvantageous time. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent
Western Asset Premier Bond Fund

Summary of information regarding the Fund (unaudited) (cont’d)
foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.
Foreign Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure. Even if the Fund attempts to hedge its foreign currency exposure, it may not be effective.
Mortgage-backed and Asset-backed Securities Risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited, and therefore certain asset-backed securities present a heightened level of risk.
Derivatives Risk. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented regulations governing derivatives markets,

Western Asset Premier Bond Fund

including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Futures contracts require the Fund to deposit “initial margin” and may require the Fund to increase the level of its initial margin payment as a result of margin calls. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
The Fund operates under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (VaR) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.
Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Reverse Repurchase Agreements Risk. The Fund’s use of reverse repurchase agreements is a form of leverage and therefore involves many of the same risks involved in the Fund’s use of leverage described above, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities sold by the Fund in the reverse repurchase agreement may decline below the price at which the Fund remains obligated to repurchase such securities. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse
Western Asset Premier Bond Fund

Summary of information regarding the Fund (unaudited) (cont’d)
repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.
Inflation/Deflation Risk. Inflation risk is the risk that the Fund’s assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s portfolio could decline. Common shares and distributions on the common shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders Deflation risk is the risk that prices throughout the economy may decline over time--the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Portfolio Turnover Risk. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” As a result of the Fund’s investment policies, under certain market conditions the Fund’s turnover rate may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains.
Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of taxable capital gains.
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Securities may become “illiquid securities” after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.

Western Asset Premier Bond Fund

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility.  The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment.
Investment in Other Investment Companies Risk. If the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by Western Asset or its affiliates through waivers).
Anti-Takeover Provisions Risk. The Charter and Bylaws of the Fund include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its investment objective. The Bylaws contain a provision providing that a shareholder who obtains beneficial ownership of Fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares generally only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. This provision is intended to protect the interests of the Fund and its shareholders by limiting the risk that the Fund will become subject to undue influence by any person who makes a “Control Share Acquisition” of Fund shares. There can be no assurance, however, that such provisions will be sufficient to deter professional arbitrageurs that seek to cause the Fund to take actions that may not be consistent with its investment objective or aligned with the interests of long-term shareholders, such as liquidating debt investments prior to maturity, triggering taxable events for shareholders and decreasing the size of the Fund. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging an investor from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter professional investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders in order to allow the professional investor to arbitrage the Fund’s market price.
Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in
Western Asset Premier Bond Fund

Summary of information regarding the Fund (unaudited) (cont’d)
response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as Fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities.  For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China.  Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with

Western Asset Premier Bond Fund

Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
Operational Risk. Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
Cybersecurity Risk. Like other funds and business enterprises, the Fund, the Fund’s investment advisers and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information) or proprietary information, cause the Fund, the manager, the subadviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent Fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. The Fund and the Fund’s investment advisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund and/or the Fund’s investment advisers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack.
Western Asset Premier Bond Fund

Summary of information regarding the Fund (unaudited) (cont’d)
More Information
For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s prospectus and statement of additional information, dated March 25, 2002, as amended or superseded by subsequent disclosures. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.

Western Asset Premier Bond Fund

Dividend reinvestment plan (unaudited)
The Fund and Computershare Inc. (“Agent”), as the Transfer Agent and Registrar of the Fund, offer a convenient way to add shares of the Fund to your account. The Fund offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) on the common shares are automatically invested in shares of the Fund unless the shareholder elects otherwise by contacting the Agent at the address set forth below. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to participate in the Plan.
As a participant in the Dividend Reinvestment Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of the Fund through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.
Additional information regarding the plan
The Fund will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any share split, share dividend, or other rights accruing to shareholders that the Board of Trustees may declare. Registered shareholder may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to terminate participation in the Plan.
Western Asset Premier Bond Fund

Dividend reinvestment plan (unaudited) (cont’d)
Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year. Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Inc., P.O. Box 43006 Providence, RI 02940-3078. Investor Relations Telephone number 1-888-888-0151.

Western Asset Premier Bond Fund

Important tax information (unaudited)
By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2025:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$4,771,490
Section 163(j) Interest Earned	§163(j)	$7,801,607
Interest Earned from Federal Obligations	Note (1)	$58,263
Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.
Western Asset Premier Bond Fund

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Western Asset
Premier Bond Fund
Trustees
Robert Abeles, Jr.
Jane F. Dasher
Anita L. DeFrantz
Susan B. Kerley
Michael Larson
Ronald L. Olson
Avedick B. Poladian
William E.B. Siart
Chair
Jaynie M. Studenmund
Peter J. Taylor
Jane Trust
Officers
Jane Trust
President and Chief Executive Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Ted P. Becker
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal
Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Western Asset Premier Bond Fund
One Madison Avenue
17th Floor
New York, NY 10010
Investment advisers
Western Asset Management Company, LLC
Western Asset Management Company Limited
Western Asset Management Company Pte. Ltd.
Western Asset Management Company Ltd
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD 21202
Legal counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
New York Stock Exchange Symbol
WEA

Western Asset Premier Bond Fund
Western Asset Premier Bond Fund
One Madison Avenue
17th Floor
New York, NY 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, its common shares.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102 or visit the Fund’s website at www.franklintempleton.com.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Western Asset Premier Bond Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
90240-A 2/26

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 19(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Audit Committee of the Registrant’s Board of Trustees is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Trustees of the Registrant has determined that Mr. Robert Abeles, Jr. qualifies as an “audit committee financial expert” (as such term has been defined in the Regulations) based on its review of his pertinent experience, knowledge and education.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2024 and December 31, 2025 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $70,164 in December 31, 2024 and $70,866 in December 31, 2025.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2024 and $0 in December 31, 2025.

(c) Tax Fees. he aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,000 in December 31, 2024 and $10,000 in December 31, 2025. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to the Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Registrant (“Service Affiliates”) during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this item, were $0 in December 31, 2024 and $0 in December 31, 2025.

There were no other non-audit services rendered by the Auditor to the Service Affiliates requiring pre-approval by the Audit Committee in the Reporting Periods.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by the Registrant’s investment manager or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and the Covered Service Providers constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to the Registrant and the Service Affiliates during the reporting period were $334,889 in December 31, 2024 and $344,935 in December 31, 2025.

h) Yes. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Jane Dasher

Anita DeFrantz

Susan Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

Peter Taylor

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

NOTE

The policy below relating to proxy voting and corporate actions is a global policy for Western Asset Management Company, LLC (“Western Asset” or the “Firm”) and all Western Asset affiliates, including Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), as applicable. As compliance with the policy is monitored by Western Asset, the policy has been adopted from the US Compliance Manual and all defined terms are those defined in the US Compliance Manual rather than the compliance manual of any other Western Asset affiliate.

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare, for instance, when fixed income securities are converted into equity by their terms or in connection with a bankruptcy or corporate workout. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Legal & Compliance Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions team of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Portfolio Compliance Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Portfolio Compliance Group for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Where appropriate, the Regulatory Affairs Group reviews the issues presented to determine any material conflicts of interest. (See Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

The Portfolio Compliance Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Portfolio Compliance Group.

Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s proxy voting policies and procedures.

•	Copies of proxy statements received with respect to securities in client accounts.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast;

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team;

9.	Funds are required to categorize their votes so that investors can focus on the topics they find important. Categories include, for example, votes related to director elections, extraordinary transactions, say-on-pay, shareholder rights and defenses, and the environment or climate, among others; and

10.	Funds are required to disclose the number of shares voted or instructed to be cast, as well as the number of shares loaned but not recalled and, therefore, not voted by the fund.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies that potentially present conflicts of interest are reviewed by the Regulatory Affairs Group for a materiality assessment. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Environmental, Social and Governance (“ESG”) Matters

Western Asset incorporates ESG considerations, among other relevant risks, as part of the overall process where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): As of the date of filing this report:

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset (Since 2024); Co-Chief Investment Officer of Western Asset (2023-2024); employed by Western Asset Management as an investment professional for at least the past five years

Christopher Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Ryan Brist Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2024

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager of Logan Circle Partners 2007-2009);Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors (2000-2007)

Walter Kilcullen Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2025

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2002.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of December 31, 2025.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Michael C. Buchanan ‡	Other Registered Investment Companies	61	$83.34 billion	None	None
	Other Pooled Vehicles	189	$47.17 billion	16	$3.01 billion
	Other Accounts	273	$79.61 billion	11	$6.20 billion
Christopher Kilpatrick‡	Other Registered Investment Companies	11	$4.53 billion	None	None
	Other Pooled Vehicles	7	$546 million	3	$389 million
	Other Accounts	13	$820 million	None	None
Ryan Brist‡	Other Registered Investment Companies	27	$11.00 billion	None	None
	Other Pooled Vehicles	15	$13.22 billion	None	None
	Other Accounts	74	$31.20 billion	4	$1.51 billion
Walter Kilcullen‡	Other Registered Investment Companies	8	$3.01 billion	None	None
	Other Pooled Vehicles	13	$6.11 billion	3	$389 million
	Other Accounts	11	$1.54 billion	None	None

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). They are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation (As of December 31, 2025):

Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of December 31, 2025.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
Michael C. Buchanan	A
Christopher Kilpatrick	A
Ryan Brist Walter Kilcullen	A A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 27, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 27, 2026

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 27, 2026